UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07171

Name of Fund:  BlackRock Advantage Global Fund, Inc.

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Advantage Global Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 6/30/2019

Date of reporting period: 06/30/2019

Item 1 – Report to Stockholders

JUNE 30, 2019

ANNUAL REPORT

BlackRock Advantage Global Fund, Inc.

BlackRock EuroFund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended June 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in three interest rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	18.54%	10.42%
U.S. small cap equities (Russell 2000® Index)	16.98	(3.31)
International equities (MSCI Europe, Australasia, Far East Index)	14.03	1.08
Emerging market equities (MSCI Emerging Markets Index)	10.58	1.21
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.24	2.31
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.45	10.38
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.11	7.87
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.94	6.39
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.94	7.48
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2019	BlackRock Advantage Global Fund, Inc.

Investment Objective

BlackRock Advantage Global Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2019, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

The Fund’s underperformance for the period was concentrated in the fourth quarter of 2018 as the market underwent a liquidity dislocation. Macro thematic and sentiment composite strategies were the most significant detractors as tightening financial conditions, deteriorating global growth, signs of stretched valuations and deleveraging in the hedge fund community led to spikes in market volatility. Higher-than-expected realized portfolio risk exposures and increased correlation of insights degraded the Fund’s ability to protect against negative market price action during this period. Insights driven by analyst revisions, which are proprietary sentiment indicators tracking upgrades and downgrades to corporate earnings from the analyst community, were some of the top detractors. With investors seemingly losing faith in the macroeconomic and earnings outlooks, text-based measures of broker and analyst sentiment as well as trend-following quality signals lost their differentiation properties and converged on the large drawdown in generic earnings momentum. Elsewhere, the macro thematic style rotation model’s preference for small cap stocks, which worked well earlier in 2018 given small caps’ relative insulation against a disruption in global trade, was a large detractor as investors rotated toward defensive large cap names in a manner that was erratic relative to past episodes of market distress.

The Fund performed well over the final six months of the period, which encompassed a market recovery. Performance benefited from retained risk in the portfolio and some reversal in the extreme trends observed over the fourth quarter of 2018. Macro thematic models began to successfully settle back towards a pro-growth/quality stance. This coincided with increasingly dovish rhetoric from central bankers, a decline in yield curves and evidence of slowing but still positive growth. The portfolio was well positioned for the extreme divergence in performance between growth and value factors, which evolved through the second quarter of 2019. Successful positioning along these dimensions was further underpinned by proprietary sentiment indicators, which regained a high level of differentiation relative to the continued sluggish performance from generic earnings momentum factors. Furthermore, strong differentiation was also evident across the fundamental model components, enabling the Fund to avoid the unusually large drawdown experienced by traditional value strategies and which challenged many other quantitative managers.

Describe recent portfolio activity.

Over the period, the Fund maintained a balanced allocation of risk across all major return drivers. However, within the macro thematic composite the investment adviser reduced the size of the long growth-short value trade due to the historic performance spread between the two factors and the potential for a rebound in value relative performance.

Describe portfolio positioning at period end.

The Fund was positioned for the continuation of a low interest rate, low inflation and moderate growth environment while staying well diversified across geographies, industries and other drivers of risk. Along the style dimension the Fund had a long stance with respect to both growth and dividend yield. On a geographical basis, the Fund remained long in Europe, although to a lesser degree following a reduction of U.K. exposure in favor of Japan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Advantage Global Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI All Country World Index. The Fund’s returns prior to October 26, 2017, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Global SmallCap Fund, Inc.”

(c)

A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 47 country indexes comprising of 23 developed and 24 emerging market country indexes.

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	16.89%	4.03%	N/A	3.97%	N/A	10.59%	N/A
Investor A	16.70	3.77	(1.68)%	3.65	2.54%	10.24	9.64%
Investor C	16.27	2.99	1.99	2.84	2.84	9.35	9.35
Class K	16.89	4.09	N/A	3.99	N/A	10.60	N/A
Class R	16.62	3.52	N/A	3.32	N/A	9.85	N/A
MSCI All Country World Index	16.23	5.74	N/A	6.16	N/A	10.15	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI All Country World Index. The Fund’s returns prior to October 26, 2017, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Global SmallCap Fund, Inc.”

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,168.90	$3.82	$1,000.00	$1,021.27	$3.56	0.71%
Investor A	1,000.00	1,167.00	5.16	1,000.00	1,020.03	4.81	0.96
Investor C	1,000.00	1,162.70	9.17	1,000.00	1,016.32	8.55	1.71
Class K	1,000.00	1,168.90	3.55	1,000.00	1,021.52	3.31	0.66
Class R	1,000.00	1,166.20	6.50	1,000.00	1,018.79	6.06	1.21

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of June 30, 2019 (continued)	BlackRock Advantage Global Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Amazon.com, Inc.	2%
Microsoft Corp.	1
Johnson & Johnson	1
Apple, Inc.	1
Facebook, Inc.	1
Visa, Inc.	1
Roche Holding AG	1
JPMorgan Chase & Co.	1
salesforce.com, Inc.	1
Merck & Co., Inc.	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United States	51%
Japan	6
United Kingdom	4
Switzerland	4
China	4
Canada	3
Australia	3
France	3
Germany	2
Netherlands	2
Hong Kong	1
Taiwan	1
India	1
Ireland	1
Brazil	1
Italy	1
Sweden	1
Belgium	1
Finland	1
Mexico	1
Denmark	1
Other(a)	4
Short-Term Securities	3

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019	BlackRock EuroFund

Investment Objective

BlackRock EuroFund’s (the “Fund”) investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries.

On September 20, 2018, the Fund’s Board of Trustees approved certain changes to the Fund’s investment strategies. As such, the Fund transitioned from a Pan-European mandate (including the United Kingdom) to a Eurozone mandate, focusing primarily on countries that use the euro as their currency. In addition, the Fund’s benchmark was changed from the Morgan Stanley Capital International (“MSCI”) Europe Index to the MSCI EMU Index in USD. These changes became effective on October 23, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2019, the Fund underperformed both its new benchmark, the MSCI EMU Index, and its former benchmark, the MSCI Europe Index.

What factors influenced performance?

European equities posted a narrow loss, as gauged by the MSCI EMU Index. After falling sharply in late 2018, the markets recovered nicely in the second half of the reporting period. The gain was not sufficient to overcome the earlier weakness, however. Index performance for the full period was pressured by the combination of slowing economic growth across Europe and the ongoing uncertainty surrounding Brexit. The downturn in the euro versus the U.S. dollar was another important headwind for results.

The shortfall in the Fund’s relative performance was largely the result of individual stock selection. Sector allocation also marginally detracted from Fund returns.

Among individual stocks, STMicroelectronics NV (Switzerland) was a key detractor. The stock lagged in the summer of 2018 due to emerging concerns about global growth, destocking in some of the company’s end markets and fears of slowing smartphone sales. The Fund’s investment adviser reduced the position in the autumn before eliminating it altogether later in 2018. Danske Bank A/S (Denmark) also detracted from Fund returns. Danske came under pressure from uncertainty surrounding allegations of money laundering at its Estonian unit. As a result, the stock is no longer held in the Fund. The property company Deutsche Wohnen SE (Germany) was an additional detractor of note. The stock declined in the second quarter of 2019 after the Berlin city council proposed a five-year rent freeze in response to public protests about rental values that had significantly outpaced inflation. While this issue created near-term uncertainty, the investment adviser retained the position on the belief that the company’s net asset value should continue to rise due to population growth in Berlin, lower interest rates and the value of Berlin relative to other global cities.

On the plus side, the aerospace company Safran SA (France) was the leading contributor to Fund returns for the 12-month period. Safran generated sustainable revenue growth from high-margin services for its installed engine base, and it executed well on its introduction of a new engine. Safran has consistently delivered on sales and profit expectations, boosting its shares. A holding in luxury goods company LVMH Moet Hennessy Louis Vuitton SA (France) was another contributor of note. After pulling back significantly on fears about Chinese consumer spending in late 2018, the stock recovered on the strength of better-than-expected growth and improving sentiment surrounding China’s consumer sector. A position in another French aerospace company, Airbus SE, was an additional positive due to its robust profits, strong order growth and the announcement of a new aircraft model.

Describe recent portfolio activity.

The portfolio’s composition changed considerably in the first half of the period, reflecting the shift to the new investment mandate. Separately, the Fund moved to a more defensive posture in response to the weakening prospects for economic growth. The Fund accomplished this by reducing its weighting in the financial sector, largely by decreasing its allocation to insurance and banking stocks. The Fund also decreased its position in information technology. Conversely, the Fund added to defensive sectors such as consumer staples, health care and utilities. Although companies in these areas tend to have lower potential profit growth than the market as a whole, the investment adviser believed their earnings would be more resilient at a time of slower economic conditions.

In the second half of the period, the investment adviser maintained its key areas of conviction despite the market volatility associated with the U.S.-China trade war. At the same time, it adopted a less defensive posture as it identified stock-specific opportunities among higher-quality, cyclical companies. This included the additions of the transportation company DSV SA (Denmark), the luxury apparel producer Moncler SpA (Italy) and Symrise AG (Germany), a producer of flavors and fragrances. The Fund also added Dassault Systemes SA, a French software company that is expanding into new markets. In addition, the investment adviser increased the portfolio’s existing positions in LVMH, Airbus and the semiconductor company ASML Holdings (Netherlands).

Describe portfolio positioning at period end.

The Fund held overweight positions in the industrials, information technology and health care sectors, and was underweight in consumer staples, financials, communication services, consumer discretionary, utilities and energy. The Fund had a neutral sector weighting in real estate and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of June 30, 2019 (continued)	BlackRock EuroFund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies located in countries participating in the European Monetary Union (the ‘‘Eurozone’’). The Fund’s total returns prior to October 23, 2018, are the returns of the Fund when it followed different investment strategies.

(c)	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.
(d)

MSCI EMU Index captures large and mid-cap representation across the 10 Developed Markets countries in the European Economic and Monetary Union (“EMU”). With 247 constituents, the MSCI EMU Index covers approximately 85% of the free float-adjusted market capitalization of the EMU.

Performance Summary for the Period Ended June 30, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	18.81%	(1.77)%	N/A	(0.75)%	N/A	5.35%	N/A
Investor A	18.67	(2.08)	(7.22)%	(0.97)	(2.03)%	5.13	4.56%
Investor C	18.24	(2.82)	(3.77)	(1.75)	(1.75)	4.26	4.26
Class K	18.91	(1.70)	N/A	(0.71)	N/A	5.37	N/A
Class R	18.29	(2.66)	N/A	(1.46)	N/A	4.57	N/A
MSCI EMU Index	15.97	(0.48)	N/A	1.48	N/A	5.83	N/A
MSCI Europe Index	15.80	1.88	N/A	1.27	N/A	6.99	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies located in countries participating in the European Monetary Union (the ‘‘Eurozone’’). The Fund’s total returns prior to October 23, 2018, are the returns of the Fund when it followed different investment strategies.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,188.10	$6.67	$1,000.00	$1,018.70	$6.16	1.23%
Investor A	1,000.00	1,186.70	7.86	1,000.00	1,017.60	7.25	1.45
Investor C	1,000.00	1,182.40	11.85	1,000.00	1,013.94	10.94	2.19
Class K	1,000.00	1,189.10	6.13	1,000.00	1,019.19	5.66	1.13
Class R	1,000.00	1,182.90	11.53	1,000.00	1,014.23	10.64	2.13

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock EuroFund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
LVMH Moet Hennessy Louis Vuitton SE	6%
Safran SA	5
Sanofi	5
Airbus SE	5
SAP SE	5
Allianz SE, Registered Shares	4
ASML Holding NV	4
Vinci SA	3
Thales SA	3
Linde PLC	3

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
France	40%
Germany	25
Netherlands	8
Spain	4
Italy	4
Finland	4
Belgium	3
Denmark	2
Luxembourg	2
Switzerland	2
Portugal	2
Ireland	2
United Kingdom	2
Other	—	(a)

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

FUND SUMMARY	9

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (‘‘NAV’’) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to any voluntary waiver and/or reimbursement, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to any contractual waiver and/or reimbursement, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments June 30, 2019	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.6%

Argentina — 0.0%
MercadoLibre, Inc.(a)	122	$74,636

Australia — 3.0%
AGL Energy Ltd.	12,269	172,545
ALS Ltd.	3,174	16,397
Altium Ltd.	1,220	29,450
Amcor PLC	65,707	747,645
Ansell Ltd.	12,297	232,191
Aristocrat Leisure Ltd.	72,395	1,564,903
AusNet Services	71,707	94,500
Beach Energy Ltd.	13,028	18,323
BHP Group Ltd.	95,046	2,762,849
CIMIC Group Ltd.	15,092	474,574
Cochlear Ltd.	2,260	329,046
Computershare Ltd.	12,300	140,278
CSL Ltd.	4,277	647,639
CSR Ltd.	45,617	125,481
Downer EDI Ltd.	3,979	19,356
Goodman Group	26,284	277,816
Harvey Norman Holdings Ltd.	67,757	193,892
IDP Education Ltd.	4,209	52,336
Macquarie Group Ltd.	13,773	1,214,861
Magellan Financial Group Ltd.	4,485	161,014
Metcash Ltd.	19,990	36,155
Oil Search Ltd.	4,132	20,606
Platinum Asset Management Ltd.	5,339	18,216
Qantas Airways Ltd.	282,789	1,073,151
QBE Insurance Group Ltd.	12,570	104,572
REA Group Ltd.	3,676	248,325
Santos Ltd.	90,172	450,188
Sonic Healthcare Ltd.	3,869	73,720
Sydney Airport	20,753	117,244
Treasury Wine Estates Ltd.	2,848	29,911
Wesfarmers Ltd.	27,275	693,336
Woodside Petroleum Ltd.	47,150	1,209,329
Woolworths Group Ltd.	14,821	346,088

		13,695,937

Austria — 0.1%
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,168	29,950
Wienerberger AG	23,678	584,256

		614,206

Belgium — 0.8%
Groupe Bruxelles Lambert SA	4,109	403,714
Solvay SA	7,979	828,625
UCB SA	26,543	2,202,792

		3,435,131

Brazil — 0.5%
Ambev SA	240,772	1,121,736
B3 SA — Brasil Bolsa Balcao	3,200	31,217
Cia. Hering	23,952	185,506
EDP — Energias do Brasil SA	8,100	39,868
Energisa SA	2,300	27,600
Iguatemi Empresa de Shopping Centers SA	1,800	21,539
Iochpe-Maxion SA	2,100	12,201
IRB Brasil Resseguros S/A	1,000	25,651
JBS SA	62,709	346,537
Lojas Renner SA	8,160	100,216
Petroleo Brasileiro SA	15,700	122,740
Porto Seguro SA	16,422	221,016
TIM Participacoes SA	26,500	80,260

		2,336,087

Security	Shares	Value

Canada — 3.3%
Alimentation Couche-Tard, Inc., Class B	8,683	$546,421
Bank of Nova Scotia	15,593	837,549
BCE, Inc.	78,847	3,587,266
BRP, Inc.	3,094	110,572
Canadian Apartment Properties REIT	927	34,233
Canadian Utilities Ltd., Class A	672	18,966
Capital Power Corp.	662	15,241
CGI, Inc.(a)	8,995	691,548
Emera, Inc.	14,821	605,606
Enbridge, Inc.	29,303	1,058,393
FirstService Corp.	219	21,071
Fortis, Inc.	4,263	168,333
Gibson Energy, Inc.	1,183	21,094
Great-West Lifeco, Inc.	30,253	696,520
H&R Real Estate Investment Trust	3,605	62,875
Hydro One Ltd.(b)	11,923	207,950
Kirkland Lake Gold Ltd.	1,977	85,176
Manulife Financial Corp.	71,594	1,301,162
Northland Power, Inc.	18,791	365,905
Open Text Corp.	2,016	83,193
Pembina Pipeline Corp.	4,258	158,511
Power Corp. of Canada	7,195	154,993
Power Financial Corp.	62,762	1,443,543
Quebecor, Inc., Class B	42,761	1,018,453
Restaurant Brands International, Inc.	3,336	231,995
Royal Bank of Canada	219	17,404
Suncor Energy, Inc.	1,706	53,217
TC Energy Corp.	2,297	113,872
TFI International, Inc.	10,775	326,076
Thomson Reuters Corp.	5,849	377,323
Toronto-Dominion Bank	8,200	479,145
WSP Global, Inc.	1,114	61,325

		14,954,931

China — 3.6%
3SBio, Inc.(a)(b)	16,000	27,452
58.com, Inc. — ADR(a)	1,140	70,874
Agricultural Bank of China Ltd., Class H	479,000	200,474
Alibaba Group Holding Ltd. — ADR(a)	21,320	3,612,674
Angang Steel Co. Ltd., Class H	39,000	17,793
Anhui Conch Cement Co. Ltd., Class A	4,900	29,634
Anhui Conch Cement Co. Ltd., Class H	11,000	68,830
BAIC Motor Corp. Ltd., Class H(b)	81,000	50,831
Bank of China Ltd., Class A	46,400	25,281
Bank of China Ltd., Class H	2,013,000	849,423
Bank of Communications Co. Ltd., Class A	92,500	82,469
Bank of Communications Co. Ltd., Class H	164,000	124,529
Baoshan Iron & Steel Co. Ltd., Class A	43,260	40,998
BBMG Corp., Class H	100,000	32,113
BeiGene Ltd., ADR(a)	339	42,019
BYD Electronic International Co. Ltd.	10,000	14,309
China Coal Energy Co. Ltd., Class H	200,000	83,290
China Construction Bank Corp., Class H	448,000	386,178
China Everbright Bank Co. Ltd., Class A	167,400	92,926
China Hongqiao Group Ltd.	65,500	46,199
China Life Insurance Co. Ltd., Class H	284,000	701,953
China Oriental Group Co., Ltd.	30,000	17,560
China Pacific Insurance Group Co. Ltd., Class H	23,200	90,741
China Petroleum & Chemical Corp., Class A	711,577	568,069
China Petroleum & Chemical Corp., Class H	1,208,000	822,913
China Railway Signal & Communication Corp. Ltd., Class H(b)	82,000	59,587
China Reinsurance Group Corp., Class H	397,000	70,671
China Resources Land Ltd.	6,000	26,417
China Shenhua Energy Co. Ltd., Class H	11,500	24,087

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) June 30, 2019	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Telecom Corp. Ltd., Class H	36,000	$18,128
China Unicom Hong Kong Ltd.	70,000	76,538
CNOOC Ltd.	768,000	1,310,025
Ctrip.com International Ltd. — ADR(a)	946	34,917
Dali Foods Group Co. Ltd.(b)	89,000	59,056
Datang International Power Generation Co. Ltd., Class H	242,000	60,736
Dongfang Electric Corp., Ltd., Class A(a)	21,000	32,516
Dongfeng Motor Group Co. Ltd., Class H	32,000	26,239
Geely Automobile Holdings Ltd.	28,000	48,010
Greentown China Holdings Ltd.	20,000	14,246
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	22,000	99,298
Guotai Junan Securities Co. Ltd., Class H(b)	93,200	166,007
Huadian Power International Corp. Ltd., Class H	120,000	47,534
Industrial & Commercial Bank of China Ltd., Class A	34,300	29,438
Industrial & Commercial Bank of China Ltd., Class H	889,000	648,900
Industrial Bank Co. Ltd., Class A	11,200	29,857
JD.com, Inc. — ADR(a)	6,682	202,398
Kaisa Group Holdings Ltd.(a)	57,000	28,159
KWG Group Holdings Ltd.(a)	30,000	30,480
Legend Holdings Corp., Class H(b)	22,100	52,155
Lenovo Group Ltd.	112,000	86,720
Li Ning Co. Ltd.	17,000	40,202
Logan Property Holdings Co. Ltd.	52,000	84,085
Maanshan Iron & Steel Co. Ltd., Class H	84,000	33,404
Metallurgical Corp. of China Ltd., Class H	343,000	91,735
NetEase, Inc. — ADR	358	91,566
New China Life Insurance Co. Ltd., Class H	4,700	22,870
Oppein Home Group, Inc., Class A	3,200	50,265
PetroChina Co. Ltd., Class H	1,468,000	809,436
Ping An Insurance Group Co. of China Ltd., Class H	9,000	108,224
Shui On Land Ltd.	75,000	17,401
Sinopec Engineering Group Co. Ltd., Class H	41,500	35,173
Sinotrans Ltd., Class H	60,000	21,821
Tencent Holdings Ltd.	65,600	2,967,704
Towngas China Co. Ltd.(a)	27,000	19,450
Uni-President China Holdings Ltd.	42,000	46,784
Vipshop Holdings Ltd. — ADR(a)	4,931	42,555
Yihai International Holding Ltd.(a)	9,000	46,691
Yum China Holdings, Inc.	6,587	304,319
Yuzhou Properties Co. Ltd.	39,000	18,320
Zhejiang Semir Garment Co. Ltd., Class A	19,600	31,658

		16,265,314

Czech Republic — 0.0%
CEZ AS	4,099	99,058
Komercni Banka AS	398	15,859

		114,917

Denmark — 0.6%
Carlsberg A/S, Class B	13,628	1,808,397
DSV A/S	2,793	275,027
Genmab A/S(a)	613	112,717
GN Store Nord A/S	698	32,630
H Lundbeck A/S	2,085	82,585
Royal Unibrew A/S	1,470	107,465
SimCorp A/S	601	58,178

		2,476,999

Finland — 0.7%
Kesko OYJ, Class B	5,333	296,658
Kone OYJ, Class B	36,023	2,127,278
Tieto OYJ	6	178
UPM-Kymmene OYJ	353	9,392
Valmet OYJ	34,762	867,219

		3,300,725

Security	Shares	Value

France — 2.9%
Air Liquide SA	1,168	$163,366
Arkema SA	5,183	481,835
Capgemini SE	1,887	234,616
Christian Dior SE	2,778	1,456,828
Cie Generale des Etablissements Michelin SCA	4,403	556,722
Dassault Systemes SE	679	108,304
Edenred	17,474	890,554
Engie SA	26,375	399,937
Gaztransport Et Technigaz SA	341	34,206
Kering SA	2,276	1,343,347
L’Oreal SA	14,680	4,173,935
Lagardere SCA	1,939	50,517
LVMH Moet Hennessy Louis Vuitton SE	2,484	1,056,012
Orange SA	5,705	89,986
Pernod Ricard SA	3,809	701,528
Rubis SCA	942	53,039
Sartorius Stedim Biotech	814	128,354
Schneider Electric SE	8,792	795,525
TOTAL SA	8,281	464,512
Ubisoft Entertainment SA(a)	691	54,042
Vivendi SA	628	17,234

		13,254,399

Germany — 2.4%
adidas AG	6,184	1,913,145
Allianz SE, Registered Shares	10,733	2,588,543
alstria office REIT-AG	2,028	32,838
CompuGroup Medical SE	252	20,352
CTS Eventim AG & Co. KGaA	266	12,368
Deutsche Boerse AG	3,466	489,295
Deutsche Post AG, Registered Shares	18,777	617,703
Deutsche Telekom AG, Registered Shares	2,909	50,397
DWS Group GmbH & Co. KGaA(b)	160	5,585
HeidelbergCement AG	7,349	594,720
Hochtief AG	13,959	1,699,914
Jenoptik AG	802	25,935
LEG Immobilien AG	1,062	119,775
MTU Aero Engines AG	4,419	1,053,978
Nemetschek SE	288	17,350
SAP SE	283	38,797
Siemens AG, Registered Shares	1,970	234,539
Software AG	15,784	542,447
Steinhoff International Holdings NV(a)(c)	162,033	14,955
Telefonica Deutschland Holding AG	179,395	501,204
TUI AG	7	69
Uniper SE	1,882	57,028
Volkswagen AG	699	119,897

		10,750,834

Hong Kong — 1.5%
AIA Group Ltd.	18,200	196,540
Beijing Enterprises Holdings Ltd.	3,000	15,250
BOC Hong Kong Holdings Ltd.	138,000	543,326
China Agri-Industries Holdings Ltd.	48,000	15,438
China Mobile Ltd.	295,500	2,690,132
CK Asset Holdings Ltd.	2,500	19,585
CK Hutchison Holdings Ltd.	106,500	1,050,489
Hong Kong Exchanges & Clearing Ltd.	800	28,272
Hongkong Land Holdings Ltd.	23,900	154,053
Jardine Matheson Holdings Ltd.	900	56,766
Kingboard Laminates Holdings Ltd.	29,500	27,066
Melco Resorts & Entertainment Ltd. — ADR	6,503	141,245
MMG Ltd.(a)	48,000	16,795
MTR Corp. Ltd.	14,500	97,670
New World Development Co. Ltd.	30,000	46,925

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Sands China Ltd.	57,200	$273,248
Shenzhen Investment Ltd.	76,000	28,053
Sinotruk Hong Kong Ltd.	26,000	45,048
Sun Hung Kai Properties Ltd.	60,500	1,026,386
Yuexiu Property Co. Ltd.	118,000	26,744

		6,499,031

Hungary — 0.5%
MOL Hungarian Oil & Gas PLC	86,321	958,264
OTP Bank Nyrt	25,537	1,016,919
Richter Gedeon Nyrt	3,613	66,573

		2,041,756

India — 1.2%
Aurobindo Pharma Ltd.	22,418	197,568
Bharat Electronics Ltd.	15,988	26,062
Bharat Forge Ltd.	6,014	39,201
Birlasoft Ltd.	4,888	6,112
Century Textiles & Industries Ltd.	1,239	17,031
Divi’s Laboratories Ltd.	1,991	46,076
Dr. Reddy’s Laboratories Ltd.	608	22,526
Escorts Ltd.	1,665	12,933
GAIL India Ltd.	8,792	39,724
HCL Technologies Ltd.	13,466	207,732
HDFC Bank Ltd.	8,220	291,162
HDFC Standard Life Insurance Co. Ltd.(b)	18,923	127,219
Hexaware Technologies Ltd.	3,256	17,871
Hindalco Industries Ltd.	15,879	47,622
Hindustan Petroleum Corp. Ltd.	7,395	30,944
Hindustan Unilever Ltd.	20,295	525,745
Housing Development Finance Corp. Ltd.	19,279	612,169
Indraprastha Gas Ltd.	3,927	17,895
IndusInd Bank Ltd.	4,205	85,924
Infosys Ltd.	36,345	387,896
Jubilant Life Sciences Ltd.	1,486	11,024
KEC International Ltd.	2,445	11,380
Kotak Mahindra Bank Ltd.	9,069	194,068
KPIT Technologies Ltd.(a)	4,888	6,851
Larsen & Toubro Ltd.	5,657	127,280
Mahindra & Mahindra Ltd.	12,222	116,016
Mindtree Ltd.	4,386	58,929
Mphasis Ltd.	1,076	15,658
National Aluminium Co., Ltd.	18,292	13,082
Nestle India Ltd.	151	26,060
NIIT Technologies Ltd.	3,593	70,014
Petronet LNG Ltd.	9,296	33,006
Pidilite Industries Ltd.	4,792	84,300
Reliance Capital Ltd.	9,307	8,918
Sun Pharmaceutical Industries Ltd.	8,982	52,203
Tata Consultancy Services Ltd.	35,045	1,130,882
Tata Global Beverages Ltd.	16,645	65,008
Tech Mahindra Ltd.	23,607	241,730
UltraTech Cement Ltd.	771	50,864
United Breweries Ltd.	1,364	26,462
United Spirits Ltd.(a)	37,280	315,912

		5,419,059

Indonesia — 0.1%
Bank Central Asia Tbk PT	172,300	365,634
Bank Negara Indonesia Persero Tbk PT	52,100	33,943
Bank Rakyat Indonesia Persero Tbk PT	55,900	17,258
Bukit Asam Tbk PT	92,500	19,402
Pabrik Kertas Tjiwi Kimia Tbk PT	24,400	21,732
Telekomunikasi Indonesia Persero Tbk PT	142,700	41,823

		499,792

Security	Shares	Value

Ireland — 1.1%
AerCap Holdings NV(a)	349	$18,151
Allegion PLC	11,465	1,267,456
Kingspan Group PLC	1,756	95,365
Medtronic PLC	36,839	3,587,750
Smurfit Kappa Group PLC	2,295	69,544

		5,038,266

Israel — 0.1%
Check Point Software Technologies Ltd.(a)	5,390	623,138

Italy — 1.0%
A2A SpA	45,830	79,557
Ferrari NV	12,939	2,097,924
Hera SpA	16,214	62,019
Interpump Group SpA	1,103	33,940
Mediobanca Banca di Credito Finanziario SpA	9,253	95,415
Moncler SpA	41,859	1,794,133
Terna Rete Elettrica Nazionale SpA	24,523	156,251

		4,319,239

Japan — 5.8%
Advantest Corp.	36,400	1,002,124
AGC, Inc.	3,500	121,246
Aoyama Trading Co. Ltd.	700	13,742
Asahi Group Holdings Ltd.	600	27,011
Astellas Pharma, Inc.	136,800	1,949,504
Canon, Inc.	2,900	84,921
Chubu Electric Power Co., Inc.	1,900	26,690
Chugai Pharmaceutical Co. Ltd.	3,300	216,126
Citizen Watch Co. Ltd.	4,900	25,214
Dai-ichi Life Holdings, Inc.	38,700	585,521
Dentsu, Inc.	1,000	34,973
East Japan Railway Co.	15,500	1,451,478
Fancl Corp.	800	19,788
Fast Retailing Co. Ltd.	400	242,119
Fuji Media Holdings, Inc.	1,100	15,364
FUJIFILM Holdings Corp.	2,600	132,001
Honda Motor Co. Ltd.	1,700	43,960
ITOCHU Corp.	10,700	204,980
Japan Post Insurance Co. Ltd.	16,000	296,833
Japan Tobacco, Inc.	66,200	1,459,290
JXTG Holdings, Inc.	518,900	2,586,146
Kao Corp.	7,100	541,761
KDDI Corp.	10,800	274,824
Kirin Holdings Co. Ltd.	71,700	1,548,183
Lintec Corp.	700	14,614
LIXIL Group Corp.	6,200	98,351
Marubeni Corp.	4,600	30,534
Mitsubishi Chemical Holdings Corp.	162,500	1,137,712
Mitsubishi Gas Chemical Co., Inc.	8,300	111,016
Mitsubishi Motors Corp.	24,700	118,637
Mitsubishi UFJ Financial Group, Inc.	491,400	2,340,526
Mitsui & Co. Ltd.	72,100	1,176,881
Mixi, Inc.	1,700	34,140
MS&AD Insurance Group Holdings, Inc.	2,500	79,466
Nippon Telegraph & Telephone Corp.	18,200	847,932
Nissan Motor Co. Ltd.	3,700	26,501
Nisshinbo Holdings, Inc.	1,800	13,800
Nitto Denko Corp.	9,600	475,166
NTN Corp.	6,100	18,183
NTT DOCOMO, Inc.	86,500	2,018,210
Ono Pharmaceutical Co. Ltd.	1,200	21,576
ORIX Corp.	10,400	155,427
Otsuka Corp.	600	24,196
Otsuka Holdings Co. Ltd.	600	19,606
PeptiDream, Inc.(a)	800	41,090

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) June 30, 2019	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Pola Orbis Holdings, Inc.	10,800	$302,638
Resona Holdings, Inc.	20,900	87,186
Rohm Co. Ltd.	1,100	74,113
Ryohin Keikaku Co. Ltd.	800	144,948
SCSK Corp.	1,200	59,153
Seria Co. Ltd.	800	18,504
Seven & i Holdings Co. Ltd.	1,800	60,986
Shin-Etsu Chemical Co. Ltd.	8,200	767,207
Sompo Holdings, Inc.	2,900	112,177
Sumitomo Chemical Co. Ltd.	76,300	355,279
Sumitomo Corp.	23,300	353,882
Sundrug Co. Ltd.	1,800	48,817
T&D Holdings, Inc.	22,700	247,056
TAG Immobilien AG(a)	5,945	137,319
Taisei Corp.	600	21,787
Takashimaya Co. Ltd.	1,500	16,462
Takeda Pharmaceutical Co. Ltd.	13,700	487,348
Tokyo Electron Ltd.	3,900	548,166
Tokyo Tatemono Co. Ltd.	2,100	23,379
Trend Micro, Inc.	2,000	89,368
Ube Industries Ltd.	17,300	359,924
Ulvac, Inc.	6,300	200,737
Zeon Corp.	9,200	102,645

		26,326,444

Luxembourg — 0.0%
Reinet Investments SCA	1,326	21,387

Malaysia — 0.1%
Genting Bhd	26,800	43,940
Public Bank Bhd	38,200	212,712
QL Resources Bhd	12,500	20,693
Tenaga Nasional Bhd	19,800	66,382

		343,727

Mexico — 0.7%
Alsea SAB de CV(a)	7,900	15,550
America Movil SAB de CV, Series L	1,852,300	1,348,180
Banco del Bajio SA(b)	9,700	19,401
Cemex SAB de CV CPO	366,910	154,649
Fomento Economico Mexicano SAB de CV	18,345	177,737
Grupo Aeroportuario del Centro Norte SAB de CV	4,800	29,315
Grupo Financiero Banorte SAB de CV, Series O	19,500	113,137
Grupo Televisa SAB CPO	9,890	16,721
Megacable Holdings SAB de CV CPO	6,900	29,313
Mexichem SAB de CV	12,300	25,819
Wal-Mart de Mexico SAB de CV	398,922	1,089,079

		3,018,901

Netherlands — 1.9%
Adyen NV(a)(b)	515	397,264
ASM International NV	1,602	103,974
BE Semiconductor Industries NV(c)	16,892	433,453
Flow Traders(b)	629	18,367
Heineken Holding NV	266	27,862
Koninklijke DSM NV	13,259	1,635,954
Koninklijke KPN NV	34,920	107,232
Koninklijke Philips NV	2,134	92,778
NXP Semiconductors NV	1,154	112,642
Randstad NV	347	19,044
Royal Dutch Shell PLC, Class A	21,894	714,567
Royal Dutch Shell PLC, Class B	11,695	383,206
Takeaway.com NV(a)(b)	181	16,934
Unilever NV CVA	44,211	2,686,178
Wereldhave NV	1	26
Wolters Kluwer NV	23,572	1,714,893

		8,464,374

Security	Shares	Value

New Zealand — 0.0%
a2 Milk Co., Ltd.(a)	13,679	$133,566

Norway — 0.2%
DNB ASA	19,309	359,797
Schibsted ASA, Class A	574	15,833
Storebrand ASA	13,842	101,877
Telenor ASA	9,559	203,093

		680,600

Poland — 0.5%
Bank Polska Kasa Opieki SA	12,203	365,678
Grupa Lotos SA	4,354	98,811
PGE Polska Grupa Energetyczna SA(a)	17,114	44,015
Polski Koncern Naftowy ORLEN SA	37,111	895,007
Powszechna Kasa Oszczednosci Bank Polski SA	10,388	119,234
Powszechny Zaklad Ubezpieczen SA	49,472	578,958

		2,101,703

Russia — 0.3%
Alrosa PJSC	26,770	36,431
Gazprom PJSC	84,934	313,276
Inter RAO UES PJSC	386,000	27,650
LUKOIL PJSC	3,960	332,303
Magnit PJSC — GDR	3,609	52,601
Magnitogorsk Iron & Steel Works PJSC	28,400	20,207
MMC Norilsk Nickel PJSC	594	134,434
Mobile TeleSystems PJSC — ADR	5,512	51,317
Novatek PJSC — GDR	910	193,439
PhosAgro PJSC, — GDR	1,139	14,948
Severstal PJSC	2,180	36,798
Surgutneftegas PJSC	96,675	40,284
Tatneft PJSC	15,160	185,928

		1,439,616

Singapore — 0.2%
CapitaLand Mall Trust	202,300	393,426
Mapletree Commercial Trust	23,800	36,776
Oversea-Chinese Banking Corp. Ltd.	30,000	253,056
SATS Ltd.	13,300	51,316
Singapore Technologies Engineering Ltd.	18,700	57,274
Suntec Real Estate Investment Trust	31,100	44,616
United Overseas Bank Ltd.	12,900	249,385

		1,085,849

South Africa — 0.4%
Barloworld Ltd.	2,010	18,226
Bidvest Group Ltd.	31,477	423,577
Clicks Group Ltd.	2,327	33,916
FirstRand Ltd.	23,954	116,668
Investec Ltd.	9,546	62,096
Kumba Iron Ore Ltd.	7,303	258,901
Mr Price Group Ltd.	1,667	23,476
MultiChoice Group Ltd.(a)	845	8,037
Naspers Ltd., Class N	858	207,679
Sanlam Ltd.	1,973	10,955
Standard Bank Group Ltd.	27,747	387,619
Tiger Brands Ltd.	1,230	19,538

		1,570,688

South Korea — 0.5%
Amorepacific Corp.	195	27,856
Celltrion, Inc.(a)	813	144,901
Fila Korea Ltd.	516	34,269
Helixmith Co. Ltd.(a)	166	24,303
KB Financial Group, Inc.	591	23,427
Kia Motors Corp.	869	33,151
Korea Electric Power Corp.(a)	989	21,893
LG Electronics, Inc.	2,875	197,818

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
LG Household & Health Care Ltd.	46	$52,392
Medy-Tox, Inc.	53	20,686
POSCO	1,017	215,894
Samsung Electronics Co. Ltd.	33,054	1,345,969
SillaJen, Inc.(a)	770	33,016
SK Innovation Co. Ltd.	131	18,057

		2,193,632

Spain — 0.4%
Acciona SA	3,123	335,168
ACS Actividades de Construccion y Servicios SA	5,742	229,732
Aena SME SA(b)	619	122,688
Cia de Distribucion Integral Logista Holdings SA	585	13,247
EDP Renovaveis SA	17	174
Endesa SA	11,872	305,354
Grifols SA	2,954	87,419
Mediaset Espana Comunicacion SA	65,752	478,611
Merlin Properties Socimi SA	2,539	35,194
Repsol SA	2,249	35,293
Telefonica SA	24,950	205,171

		1,848,051

Sweden — 1.0%
Fabege AB	6,710	101,033
Lundin Petroleum AB	653	20,346
Skandinaviska Enskilda Banken AB, Class A	15,213	140,856
Volvo AB, Class B	251,236	3,992,059

		4,254,294

Switzerland — 4.0%
Barry Callebaut AG, Registered Shares	102	204,719
Clariant AG, Registered Shares(a)	768	15,625
Ferguson PLC(a)	702	49,975
Flughafen Zuerich AG, Registered Shares	519	97,747
Galenica AG(a)(b)	516	25,929
Givaudan SA, Registered Shares	64	180,770
Landis+Gyr Group AG(a)	249	19,832
Logitech International SA, Registered Shares	52,221	2,087,312
Nestle SA, Registered Shares	37,401	3,871,834
Novartis AG, Registered Shares	21,455	1,958,664
OC Oerlikon Corp. AG, Registered Shares	8,686	106,141
PSP Swiss Property AG, Registered Shares	2,623	306,550
Roche Holding AG	18,555	5,217,437
Sika AG, Registered Shares	17,385	2,970,099
Sonova Holding AG, Registered Shares	353	80,342
STMicroelectronics NV	19,412	344,292
Straumann Holding AG, Registered Shares	214	189,107
Sunrise Communications Group AG(a)(b)	1,698	126,821
Swiss Re AG	173	17,580
Temenos AG, Registered Shares(a)	1,015	181,740

		18,052,516

Taiwan — 1.3%
Accton Technology Corp.	5,000	21,239
Cathay Financial Holding Co. Ltd.(a)	279,000	386,437
Chailease Holding Co. Ltd.	4,000	16,576
China Life Insurance Co. Ltd.	22,883	18,315
China Steel Corp.	90,000	72,332
Chipbond Technology Corp.	10,000	19,500
CTBC Financial Holding Co. Ltd.	458,000	314,926
Delta Electronics, Inc.	28,000	142,308
Fubon Financial Holding Co. Ltd.	596,000	880,740
Largan Precision Co. Ltd.	3,000	374,680
MediaTek, Inc.	55,000	557,082
Novatek Microelectronics Corp.	19,000	106,023
Quanta Computer, Inc.	41,000	79,805
Radiant Opto-Electronics Corp.	27,000	90,736

Security	Shares	Value

Taiwan (continued)
Realtek Semiconductor Corp.	13,000	$95,749
TaiMed Biologics, Inc.(a)	2,000	10,244
Taiwan Semiconductor Manufacturing Co. Ltd.	249,000	1,904,446
TPK Holding Co. Ltd.	11,000	17,644
Uni-President Enterprises Corp.	311,000	828,405

		5,937,187

Thailand — 0.1%
Berli Jucker PCL — NVDR	218,700	360,365
Gulf Energy Development PCL	3,700	14,840
Gulf Energy Development PCL — NVDR	8,300	33,299
Muangthai Leasing PCL — NVDR	16,600	30,608
Thanachart Capital PCL — NVDR	9,300	16,837

		455,949

Turkey — 0.4%
Akbank TAS(a)	141,228	167,146
BIM Birlesik Magazalar AS	2,865	39,409
Haci Omer Sabanci Holding AS	165,196	244,834
KOC Holding AS	57,770	174,339
Tupras Turkiye Petrol Rafinerileri AS	757	15,015
Turk Telekomunikasyon AS(a)	118,022	101,362
Turkiye Garanti Bankasi AS(a)	271,996	427,110
Turkiye Is Bankasi AS, Class C(a)	532,887	555,738
Turkiye Vakiflar Bankasi Tao, Class D	51,942	37,524
Yapi ve Kredi Bankasi AS(a)	68,856	28,623

		1,791,100

United Kingdom — 4.0%
Anglo American PLC	71,202	2,035,024
Ashmore Group PLC	3,136	20,288
Ashtead Group PLC	5,725	164,029
Atlassian Corp. PLC, Class A(a)(c)	1,643	214,970
Auto Trader Group PLC(b)	27,751	193,279
Barratt Developments PLC	25,310	184,181
boohoo Group PLC(a)	13,486	36,241
Carnival PLC	22,707	999,298
Centrica PLC	62,166	69,300
Compass Group PLC	23,453	562,210
Diageo PLC	87,342	3,759,220
Dialog Semiconductor PLC(a)	19,779	795,894
Direct Line Insurance Group PLC	23,450	98,848
Electrocomponents PLC	19,157	153,902
Fevertree Drinks PLC	1,496	44,036
GlaxoSmithKline PLC	44,047	882,914
Halma PLC	1,511	38,806
IG Group Holdings PLC	16,047	118,965
Imperial Brands PLC	24,392	572,362
International Game Technology PLC	1,530	19,844
Intertek Group PLC	29,040	2,030,186
Land Securities Group PLC	3,167	33,547
Legal & General Group PLC	181,850	623,020
National Grid PLC	73,612	782,853
Pagegroup PLC	6,085	39,608
Pearson PLC	3,017	31,389
Petrofac Ltd.	31,063	169,925
Rentokil Initial PLC	192,921	973,997
Rightmove PLC	17,246	117,325
Rio Tinto Ltd.	21,169	1,550,105
Royal Mail PLC	31,049	83,554
SSP Group PLC	4,365	38,043
Tate & Lyle PLC	3,889	36,458
Taylor Wimpey PLC	14,337	28,769
Unilever PLC	5,029	312,176
Victrex PLC	1,204	33,085
Vodafone Group PLC	131,607	215,712

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) June 30, 2019	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
WM Morrison Supermarkets PLC	41,578	$106,426

		18,169,789

United States — 51.4%
AbbVie, Inc.	13,927	1,012,771
ACI Worldwide, Inc.(a)	3	103
Adobe, Inc.(a)	3,631	1,069,874
ADT, Inc.	3,069	18,782
Advance Auto Parts, Inc.(c)	1,731	266,816
Air Products & Chemicals, Inc.	617	139,670
Alexandria Real Estate Equities, Inc.	3,957	558,293
Alexion Pharmaceuticals, Inc.(a)	2,208	289,204
Align Technology, Inc.(a)	171	46,803
Alkermes PLC(a)	1,820	41,023
ALLETE, Inc.	390	32,452
Allstate Corp.	18,749	1,906,586
Ally Financial, Inc.	1,082	33,531
Alnylam Pharmaceuticals, Inc.(a)	897	65,086
Alphabet, Inc., Class A(a)	1,486	1,609,041
Alphabet, Inc., Class C(a)	3,574	3,863,172
Amazon.com, Inc.(a)	4,323	8,186,162
American Express Co.	3,834	473,269
American Financial Group, Inc.	4,796	491,446
AmerisourceBergen Corp.	7,119	606,966
Amgen, Inc.	5,875	1,082,645
AMN Healthcare Services, Inc.(a)	367	19,910
Anthem, Inc.	2,598	733,182
AO Smith Corp.	11,534	543,943
Apartment Investment & Management Co., Class A	9,341	468,171
Apple Hospitality REIT, Inc.	50,284	797,504
Apple, Inc.	30,410	6,018,747
Applied Materials, Inc.	1,555	69,835
Archer-Daniels-Midland Co.	3,746	152,837
AT&T, Inc.	11,073	371,056
Automatic Data Processing, Inc.	9,492	1,569,312
AutoZone, Inc.(a)	708	778,425
Avista Corp.	12,438	554,735
Bank of America Corp.	28,045	813,305
Bank of Hawaii Corp.	1,319	109,358
Bank of New York Mellon Corp.	4,520	199,558
Bausch Health Cos., Inc.(a)	2,147	54,169
BB&T Corp.	26,220	1,288,189
Berkshire Hathaway, Inc., Class B(a)	6,565	1,399,461
Bio-Rad Laboratories, Inc., Class A(a)	248	77,522
Biogen, Inc.(a)	1,888	441,547
BioMarin Pharmaceutical, Inc.(a)	1,843	157,853
Black Hills Corp.	4,086	319,403
Black Knight, Inc.(a)	627	37,714
Boston Properties, Inc.	1,201	154,929
Boyd Gaming Corp.(c)	1,676	45,151
Brink’s Co.	197	15,992
Bristol-Myers Squibb Co.	19,667	891,898
Brixmor Property Group, Inc.	1,428	25,533
Broadcom, Inc.	5,066	1,458,299
Brown-Forman Corp., Class B	4,450	246,663
Bruker Corp.	607	30,320
C.H. Robinson Worldwide, Inc.	395	33,318
Cabot Microelectronics Corp.	272	29,942
Cabot Oil & Gas Corp.	10,220	234,651
Capital One Financial Corp.	751	68,146
Cargurus, Inc.(a)	1,140	41,165
CDW Corp.	11,780	1,307,580
Celgene Corp.(a)	6,653	615,003
CenterPoint Energy, Inc.	31,732	908,487
Charles Schwab Corp.	67,991	2,732,558

Security	Shares	Value

United States (continued)
Chevron Corp.	16,015	$1,992,907
Church & Dwight Co., Inc.	1,844	134,723
Ciena Corp.(a)	4,932	202,853
Cigna Corp.	2,132	335,897
Cincinnati Financial Corp.	667	69,148
Cinemark Holdings, Inc.	9,622	347,354
Cirrus Logic, Inc.(a)	1,400	61,180
Cisco Systems, Inc.	43,527	2,382,233
Citigroup, Inc.	1,787	125,144
Citizens Financial Group, Inc.	85,134	3,010,338
Colgate-Palmolive Co.	408	29,241
Comcast Corp., Class A	75,438	3,189,519
Comerica, Inc.	1,561	113,391
ConocoPhillips	30,889	1,884,229
Consolidated Edison, Inc.	373	32,705
CoreSite Realty Corp.	205	23,610
CoStar Group, Inc.(a)	3,170	1,756,370
Crane Co.	14,164	1,181,844
CubeSmart	664	22,204
Cullen/Frost Bankers, Inc.	1,293	121,102
Curtiss-Wright Corp.	437	55,556
CVS Health Corp.	3,317	180,743
Danaher Corp.	16,562	2,367,041
Darden Restaurants, Inc.	15,213	1,851,878
Dell Technologies, Inc., Class C(a)	19,478	989,482
DexCom, Inc.(a)	135	20,228
Discover Financial Services	30,771	2,387,522
Dominion Energy, Inc.	8,478	655,519
Domino’s Pizza, Inc.	166	46,194
Dow, Inc.	18,535	913,961
DuPont de Nemours, Inc.	1,697	127,394
East West Bancorp, Inc.	4,236	198,118
EastGroup Properties, Inc.	695	80,606
Ecolab, Inc.	897	177,104
Equity LifeStyle Properties, Inc.	5,018	608,884
Estee Lauder Cos., Inc., Class A	2,164	396,250
Etsy, Inc.(a)	321	19,700
Evercore, Inc., Class A	589	52,168
Evergy, Inc.	18,048	1,085,587
Exact Sciences Corp.(a)	1,207	142,474
Extended Stay America, Inc.	49,802	841,156
Extra Space Storage, Inc.	6,286	666,945
Exxon Mobil Corp.	5,923	453,879
Facebook, Inc., Class A(a)	29,874	5,765,682
FactSet Research Systems, Inc.	1,103	316,076
Fidelity National Information Services, Inc.	28,377	3,481,290
Fifth Third Bancorp	13,922	388,424
First American Financial Corp.	9,221	495,168
First Horizon National Corp.	6,477	96,702
First Republic Bank	4,415	431,125
Fiserv, Inc.(a)	3,948	359,900
Fortinet, Inc.(a)	1,401	107,639
Fortive Corp.	2,897	236,163
GATX Corp.	241	19,109
General Mills, Inc.	36,566	1,920,446
Genpact Ltd.	12,422	473,154
Gilead Sciences, Inc.	12,015	811,733
GoDaddy, Inc., Class A(a)	45,812	3,213,712
H&R Block, Inc.	24,713	724,091
Hartford Financial Services Group, Inc.	667	37,165
HCA Healthcare, Inc.	733	99,080
HD Supply Holdings, Inc.(a)	1,305	52,565
HEICO Corp.	1,632	218,378
HEICO Corp., Class A	400	41,348
Herbalife Nutrition Ltd.(a)	13,081	559,344

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Hill-Rom Holdings, Inc.	2,079	$217,505
Home Depot, Inc.	2,481	515,974
Hubbell, Inc.	322	41,989
HubSpot, Inc.(a)	210	35,809
Huntington Bancshares, Inc.	30,025	414,945
IBERIABANK Corp.	598	45,358
IDACORP, Inc.	6,167	619,352
Incyte Corp.(a)	1,775	150,804
Insperity, Inc.	13,302	1,624,706
Integra LifeSciences Holdings Corp.(a)	393	21,949
International Business Machines Corp.	1,830	252,357
Interpublic Group of Cos., Inc.	106,845	2,413,629
Intuit, Inc.	6,678	1,745,162
Investors Bancorp, Inc.	2,050	22,857
Ionis Pharmaceuticals, Inc.(a)	1,262	81,109
J.M. Smucker Co.	499	57,480
Johnson & Johnson	45,070	6,277,350
JPMorgan Chase & Co.	41,460	4,635,228
Kilroy Realty Corp.	591	43,622
Kinder Morgan, Inc.	28,878	602,973
L3Harris Technologies, Inc.	6,555	1,239,747
Lamar Advertising Co., Class A	1,387	111,945
Landstar System, Inc.	11,755	1,269,422
Las Vegas Sands Corp.	4,912	290,250
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	554	20,947
Lincoln National Corp.	5,720	368,654
Lockheed Martin Corp.	2,179	792,154
Lululemon Athletica, Inc.(a)	1,055	190,122
Lyft, Inc., Class A(a)(c)	685	45,011
LyondellBasell Industries NV, Class A	826	71,143
Macquarie Infrastructure Corp.	3,115	126,282
Manhattan Associates, Inc.(a)	659	45,688
Masimo Corp.(a)	1,608	239,303
MasTec, Inc.(a)	602	31,021
Match Group, Inc.	1,046	70,364
McCormick & Co., Inc.	568	88,046
McDonald’s Corp.	13,361	2,774,545
MDU Resources Group, Inc.	39,791	1,026,608
Merck & Co., Inc.	51,105	4,285,154
Meredith Corp.	377	20,758
MetLife, Inc.	23,328	1,158,702
Mettler-Toledo International, Inc.(a)	763	640,920
Microsoft Corp.	48,179	6,454,059
Morgan Stanley	55,096	2,413,756
National Instruments Corp.	17,418	731,382
NCR Corp.(a)	527	16,390
Netflix, Inc.(a)	1,951	716,641
New Relic, Inc.(a)	2,387	206,499
New York Times Co., Class A	4,506	146,986
NIKE, Inc., Class B	24,202	2,031,758
Nordstrom, Inc.	1,418	45,177
NorthWestern Corp.	490	35,353
Nu Skin Enterprises, Inc., Class A	2,503	123,448
O’Reilly Automotive, Inc.(a)	1,259	464,974
OGE Energy Corp.	638	27,153
Omnicom Group, Inc.	9,310	762,954
OneMain Holdings, Inc.	624	21,097
Oracle Corp.	36,547	2,082,083
Outfront Media, Inc.	11,149	287,533
PACCAR, Inc.	17,999	1,289,808
PacWest Bancorp	22,272	864,822
Palo Alto Networks, Inc.(a)(c)	2,016	410,780
Park Hotels & Resorts, Inc.	68,960	1,900,538
Paychex, Inc.	23,851	1,962,699
Paycom Software, Inc.(a)	195	44,210

Security	Shares	Value

United States (continued)
Paylocity Holding Corp.(a)	196	$18,389
PayPal Holdings, Inc.(a)	556	63,640
Penske Automotive Group, Inc.	9,318	440,741
Penumbra, Inc.(a)(c)	2,085	333,600
PepsiCo, Inc.	11,495	1,507,339
Performance Food Group Co.(a)	5,808	232,494
Philip Morris International, Inc.	25,612	2,011,310
Pinnacle Financial Partners, Inc.	4,084	234,748
Pinterest, Inc., Class A(a)	5,496	149,601
Planet Fitness, Inc., Class A(a)	1,520	110,109
Portland General Electric Co.	2,812	152,326
PotlatchDeltic Corp.	2	78
PPL Corp.	43,091	1,336,252
Procter & Gamble Co.	6,234	683,558
Prologis, Inc.	28,567	2,288,217
Proofpoint, Inc.(a)	171	20,563
Prudential Financial, Inc.	17,793	1,797,093
QUALCOMM, Inc.	12,858	978,108
Quest Diagnostics, Inc.	2,880	293,213
Raytheon Co.	82	14,258
Realty Income Corp.	2,524	174,080
Red Hat, Inc.(a)	1,664	312,433
Regeneron Pharmaceuticals, Inc.(a)	791	247,583
Regions Financial Corp.	8,422	125,825
Reliance Steel & Aluminum Co.	896	84,779
Rexford Industrial Realty, Inc.	1,733	69,961
RingCentral, Inc., Class A(a)	3,719	427,387
RLJ Lodging Trust	44,466	788,827
Robert Half International, Inc.	4,567	260,365
Rockwell Automation, Inc.	8,884	1,455,466
Royal Caribbean Cruises Ltd.	722	87,514
Ryder System, Inc.	20,757	1,210,133
Ryman Hospitality Properties, Inc.	9,559	775,139
S&P Global, Inc.	4,080	929,383
salesforce.com, Inc.(a)	29,534	4,481,194
Seattle Genetics, Inc.(a)	1,090	75,439
ServiceNow, Inc.(a)	6,961	1,911,282
Simon Property Group, Inc.	15,386	2,458,067
Sinclair Broadcast Group, Inc., Class A	12,441	667,211
Sirius XM Holdings, Inc.(c)	308,951	1,723,947
Six Flags Entertainment Corp.	1,034	51,369
Snap-on, Inc.	11,082	1,835,622
Southwest Gas Holdings, Inc.(a)	1,105	99,030
Square, Inc., Class A(a)	3,301	239,422
State Street Corp.	281	15,753
Stifel Financial Corp.	733	43,291
Stryker Corp.	8,451	1,737,357
Sunstone Hotel Investors, Inc.	12,152	166,604
Synchrony Financial	18,925	656,130
Synovus Financial Corp.	3,162	110,670
Tableau Software, Inc., Class A(a)	382	63,420
TD Ameritrade Holding Corp.	9,620	480,230
TEGNA, Inc.	1,420	21,513
Teledyne Technologies, Inc.(a)	310	84,900
Texas Instruments, Inc.	1,428	163,877
Thermo Fisher Scientific, Inc.	3,678	1,080,155
TJX Cos., Inc.	8,252	436,366
Travelers Cos., Inc.	11,275	1,685,838
TriNet Group, Inc.(a)(c)	705	47,799
Uber Technologies, Inc.(a)(c)	37,722	1,749,546
UGI Corp.	14,276	762,481
Ulta Salon Cosmetics & Fragrance, Inc.(a)	466	161,651
Umpqua Holdings Corp.	1,916	31,786
United Technologies Corp.	1,394	181,499
UnitedHealth Group, Inc.	12,456	3,039,389

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) June 30, 2019	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Unum Group	46,298	$1,553,298
Valero Energy Corp.	2,073	177,470
Veeva Systems, Inc., Class A(a)	15,432	2,501,681
VeriSign, Inc.(a)	9,916	2,074,031
Verizon Communications, Inc.	65,217	3,725,847
Vertex Pharmaceuticals, Inc.(a)	2,435	446,530
VF Corp.	1,837	160,462
Visa, Inc., Class A	32,278	5,601,848
VMware, Inc., Class A	1,248	208,678
Vulcan Materials Co.	578	79,365
W.W. Grainger, Inc.	375	100,586
Waste Connections, Inc.	7,922	757,185
Waste Management, Inc.	427	49,263
Watsco, Inc.	1,871	305,965
Webster Financial Corp.	671	32,054
Wells Fargo & Co.	89,049	4,213,799
Western Alliance Bancorp(a)	331	14,802
Westrock Co.	55,345	2,018,432
Williams Cos., Inc.	15,950	447,238
Woodward, Inc.	311	35,193
Workday, Inc., Class A(a)	7,302	1,501,145
Xcel Energy, Inc.	4,949	294,416
Xilinx, Inc.	5,141	606,227
Yelp, Inc.(a)	6,789	232,048
Yum! Brands, Inc.	6,148	680,399
Zendesk, Inc.(a)	7,100	632,113
Zions Bancorp. NA	14,105	648,548
Zynga, Inc., Class A(a)	6,676	40,924

		231,575,682

Total Common Stocks — 96.6% (Cost — $403,911,969)		435,179,452

Preferred Stocks — 0.6%

Brazil — 0.6%
Banco Bradesco SA, Preference Shares, 0.00%	70,587	693,747
Itau Unibanco Holding SA, Preference Shares, 0.00%	195,955	1,850,370

		2,544,117

Germany — 0.0%
Sartorius AG, Preference Shares, 0.00%	204	41,837

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, 0.00%	81,693	55,077

South Korea — 0.0%
Samsung Electronics Co. Ltd., Preference Shares, 0.00%	1,243	41,223

Total Preferred Stocks — 0.6% (Cost — $2,439,802)		2,682,254

Rights — 0.0%

China — 0.0%
Legend Holdings Corp. (Expires 05/23/19)	1,700	—

Republic of Korea — 0.0%
Helixmith Co. Ltd. (Expires 08/06/19)	11	310

Spain — 0.0%
ACS Actividades de Construccion y Servicios SA (Expires 07/11/19)	6,697	10,509

Total Rights — 0.0% (Cost — $11,060)		10,819

Total Long-Term Investments — 97.2% (Cost — $406,362,831)		437,872,525

Security	Shares	Value

Short-Term Securities — 3.4%

Money Market Funds — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(d)(f)	2,101,908	$2,101,908
SL Liquidity Series, LLC, Money Market Series, 2.55%(d)(e)(f)	2,915,211	2,916,085

Total Money Market Funds — 1.1% (Cost — $5,017,897)		5,017,993

	Par (000)

Time Deposits — 2.3%

Australia — 0.1%
Brown Brothers Harriman & Co., 0.66%, 07/01/19	AUD	328	230,356

Canada — 0.3%
Brown Brothers Harriman & Co., 0.85%, 07/01/19	CAD	1,914	1,461,731

Europe — 0.7%
Citibank, London,, (0.58%), 07/01/19	EUR	2,727	3,100,697

Hong Kong — 0.0%
Hongkong & Shanghai Banking Corp. Ltd., 2.10%, 07/01/19	HKD	1,529	195,726

Japan — 0.3%
Sumitomo Bank Tokyo, (0.27%), 07/01/19	JPY	165,446	1,534,535

Norway — 0.6%
Brown Brothers Harriman & Co., 0.55%, 07/01/19	NOK	21,706	2,544,500

Singapore — 0.2%
Hongkong & Shanghai Banking Corp. Ltd., 0.86%, 07/01/19	SGD	1,081	798,680

United Kingdom — 0.1%
Citibank, New York, 0.36%, 07/01/19	GBP	568	721,675

Total Time Deposits — 2.3% (Cost — $10,587,901)			10,587,900

Total Short-Term Securities — 3.4% (Cost — $15,605,798)			15,605,893

Total Investments — 100.6% (Cost — $421,968,629)			453,478,418

Liabilities in Excess of Other Assets — (0.6)%			(2,810,955)

Net Assets — 100.0%			$450,667,463

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of the security, is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock Advantage Global Fund, Inc.

(f)

During the year ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	9,847,320	(7,745,412)	2,101,908	$2,101,908	$132,473		$—	$—
SL Liquidity Series, LLC, Money Market Series	3,423,052	(507,841)	2,915,211	2,916,085	24,020	(b)	1,604	59

				$5,017,993	$156,493		$1,604	$59

(a)	Includes net capital gain distributions, if applicable.
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Yen Denom Nikkei Index	17	09/12/19	$1,680	$20,632
S&P/TSX 60 Index	3	09/19/19	448	1,894
SPI 200 Index	3	09/19/19	345	1,206
Euro Stoxx 50 Index	54	09/20/19	2,128	49,777
FTSE 100 Index	8	09/20/19	749	(876)
MSCI Emerging Markets E-Mini Index	21	09/20/19	1,106	38,359
S&P 500 E-Mini Index	48	09/20/19	7,066	102,303

				$213,295

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$214,171	$—	$—	$—	$214,171

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$876	$—	$—	$—	$876

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$53,621	$—	$	$—	$53,621

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$462,731	$—	$	$—	$462,731

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) June 30, 2019	BlackRock Advantage Global Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,784,148
Average notional value of contracts — short	$—	(a)

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$74,636	$—	$—	$74,636
Australia	—	13,695,937	—	13,695,937
Austria	614,206	—	—	614,206
Belgium	—	3,435,131	—	3,435,131
Brazil	2,336,087	—	—	2,336,087
Canada	14,954,931	—	—	14,954,931
China	4,401,322	11,863,992	—	16,265,314
Czech Republic	—	114,917	—	114,917
Denmark	112,717	2,364,282	—	2,476,999
Finland	296,836	3,003,889	—	3,300,725
France	—	13,254,399	—	13,254,399
Germany	548,997	10,201,837	—	10,750,834
Hong Kong	141,245	6,357,786	—	6,499,031
Hungary	66,573	1,975,183	—	2,041,756
India	6,851	5,412,208	—	5,419,059
Indonesia	—	499,792	—	499,792
Ireland	4,968,722	69,544	—	5,038,266
Israel	623,138	—	—	623,138
Italy	—	4,319,239	—	4,319,239
Japan	—	26,326,444	—	26,326,444
Luxembourg	21,387	—	—	21,387
Malaysia	—	343,727	—	343,727
Mexico	3,018,901	—	—	3,018,901
Netherlands	131,009	8,333,365	—	8,464,374
New Zealand	—	133,566	—	133,566
Norway	—	680,600	—	680,600
Poland	—	2,101,703	—	2,101,703
Russia	103,918	1,335,698	—	1,439,616
Singapore	—	1,085,849	—	1,085,849
South Africa	41,953	1,528,735	—	1,570,688
South Korea	—	2,193,632	—	2,193,632
Spain	174	1,847,877	—	1,848,051
Sweden	—	4,254,294	—	4,254,294
Switzerland	—	18,052,516	—	18,052,516
Taiwan	—	5,937,187	—	5,937,187
Thailand	14,840	441,109	—	455,949
Turkey	39,409	1,751,691	—	1,791,100
United Kingdom	318,368	17,851,421	—	18,169,789
United States	231,575,682	—	—	231,575,682
Preferred Stocks	2,544,117	138,137	—	2,682,254
Rights	10,509	310	—	10,819
Short-Term Securities
Money Market Funds	2,101,908	—	—	2,101,908
Time Deposits	—	10,587,900	—	10,587,900

Subtotal	$269,068,436	$181,493,897	$—	$450,562,333

Investments Valued at NAV(a)				2,916,085

Total				$453,478,418

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock Advantage Global Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Equity contracts	$214,171	$—	$—	$214,171
Liabilities:
Equity contracts	(876)	—	—	(876)

	$213,295	$—	$—	$213,295

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments June 30, 2019	BlackRock EuroFund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.7%

Belgium — 2.6%
KBC Group NV	47,074	$3,089,245

Denmark — 2.5%
DSV A/S	30,115	2,965,422

Finland — 3.8%
Konecranes OYJ(a)	45,459	1,736,772
Sampo OYJ, Class A	50,425	2,380,283
Wartsila OYJ	21,769	316,082

		4,433,137

France — 40.0%
Airbus SE	38,601	5,462,874
Arkema SA	17,280	1,606,425
Capgemini SE	14,271	1,774,357
Dassault Systemes SE	13,426	2,141,519
Eiffage SA	15,528	1,534,624
Ipsen SA	9,921	1,353,181
LVMH Moet Hennessy Louis Vuitton SE	17,080	7,261,142
Pernod Ricard SA	17,102	3,149,785
Remy Cointreau SA	13,871	1,999,981
Safran SA	41,752	6,107,974
Sanofi	63,906	5,522,905
Thales SA	29,186	3,605,116
Ubisoft Entertainment SA(b)	18,568	1,452,176
Vinci SA	37,011	3,779,771

		46,751,830

Germany — 25.4%
adidas AG	8,789	2,719,054
Allianz SE, Registered Shares	21,467	5,177,328
Deutsche Boerse AG	15,447	2,180,652
Deutsche Wohnen SE, Bearer Shares	63,917	2,342,117
Fresenius Medical Care AG & Co. KGaA	20,743	1,629,014
Knorr-Bremse AG	23,009	2,564,027
Linde PLC	16,763	3,366,951
Puma SE	23,368	1,558,433
SAP SE	38,429	5,268,302
Symrise AG	29,789	2,868,388

		29,674,266

Ireland — 1.6%
Kingspan Group PLC	35,481	1,926,899

Italy — 4.2%
FinecoBank Banca Fineco SpA	246,285	2,747,427
Moncler SpA	49,319	2,113,878

		4,861,305

Luxembourg — 2.3%
Tenaris SA	200,987	2,636,104

Netherlands — 7.6%
ASML Holding NV	19,855	4,131,624
IMCD NV	25,764	2,363,358
Koninklijke Philips NV	54,074	2,350,917

		8,845,899

Portugal — 1.7%
Galp Energia SGPS SA	126,913	1,951,829

Spain — 4.3%
Amadeus IT Group SA	25,904	2,052,775
Iberdrola SA	292,628	2,913,456

		4,966,231

Switzerland — 2.1%
Straumann Holding AG, Registered Shares	2,775	2,452,209

Security	Shares	Value

United Kingdom — 1.6%
RELX PLC	76,893	$1,864,996

Total Long-Term Investments — 99.7% (Cost — $100,511,206)		116,419,372

Short-Term Securities — 0.0%
SL Liquidity Series, LLC, Money Market Series, 2.55%(c)(d)(e)	31,839	31,849

Total Short-Term Securities — 0.0% (Cost — $31,846)		31,849

Total Investments — 99.7% (Cost — $100,543,052)		116,451,221

Other Assets Less Liabilities — 0.3%		396,582

Net Assets — 100.0%		$116,847,803

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock EuroFund

(e)

During the year ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	836,840	(836,840)	—	$—	$13,203		$—	$—
SL Liquidity Series, LLC, Money Market Series	87,751	(55,912)	31,839	31,849	9,709	(c)	(520)	3

				$31,849	$22,912		$(520)	$3

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Belgium	$—	$3,089,245	$—	$3,089,245
Denmark	—	2,965,422	—	2,965,422
Finland	—	4,433,137	—	4,433,137
France	1,999,981	44,751,849	—	46,751,830
Germany	4,122,460	25,551,806	—	29,674,266
Ireland	1,926,899	—	—	1,926,899
Italy	—	4,861,305	—	4,861,305
Luxembourg	—	2,636,104	—	2,636,104
Netherlands	—	8,845,899	—	8,845,899
Portugal	—	1,951,829	—	1,951,829
Spain	—	4,966,231	—	4,966,231
Switzerland	—	2,452,209	—	2,452,209
United Kingdom	—	1,864,996	—	1,864,996

Subtotal	$8,049,340	$108,370,032	$—	$116,419,372

Investments valued at NAV(a)				31,849

Total				$116,451,221

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Statements of Assets and Liabilities

June 30, 2019

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

ASSETS
Investments at value — unaffiliated(a)(b)	$448,460,425	$116,419,372
Investments at value — affiliated(c)	5,017,993	31,849
Cash pledged for futures contracts	680,000	—
Foreign currency at value(d)	402,751	—
Receivables:
Investments sold	7,758,369	196,629
Securities lending income — affiliated	3,290	63
Capital shares sold	139,513	2,623
Dividends — affiliated	5,315	1,150
Dividends — unaffiliated	1,205,967	657,331
Variation margin on futures contracts	76,721	—
Prepaid expenses	39,612	28,958

Total assets	463,789,956	117,337,975

LIABILITIES
Cash collateral on securities loaned at value	2,910,059	31,890
Bank overdraft	—	39,780
Payables:
Investments purchased	7,464,318	—
Board realignment and consolidation	—	7,610
Capital shares redeemed	1,824,885	85,584
Investment advisory fees	230,315	64,700
Offering costs	25,738	—
Directors’ and Officer’s fees	7,358	5,739
Other accrued expenses	547,359	235,130
Other affiliates	1,396	487
Service and distribution fees	105,913	19,252
Variation margin on futures contracts	5,152	—

Total liabilities	13,122,493	490,172

NET ASSETS	$450,667,463	$116,847,803

NET ASSETS CONSIST OF
Paid-in capital	$423,855,912	$134,481,611
Accumulated earnings (loss)	26,811,551	(17,633,808)

NET ASSETS	$450,667,463	$116,847,803

(a) Investments at cost — unaffiliated	$416,950,732	$100,511,206
(b) Securities loaned at value	$2,791,041	$31,332
(c) Investments at cost — affiliated	$5,017,897	$31,846
(d) Foreign currency at cost	$407,346	$—

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

June 30, 2019

	BlackRock Advantage Global Fund, Inc	BlackRock EuroFund
Institutional
Net assets	$87,758,749	$33,178,271

Shares outstanding	4,051,767	2,304,298

Net asset value	$21.66	$14.40

Par Value	$0.10	$0.10

Shares authorized	100 million	Unlimited

Investor A
Net assets	$289,752,238	$78,418,062

Shares outstanding	14,098,237	5,557,798

Net asset value	$20.55	$14.11

Par Value	$0.10	$0.10

Shares authorized	100 million	Unlimited

Investor C
Net assets	$52,124,880	$4,178,724

Shares outstanding	3,104,043	426,729

Net asset value	$16.79	$9.79

Par Value	$0.10	$0.10

Shares authorized	100 million	Unlimited

Class K
Net assets	$10,624,914	$709,665

Shares outstanding	490,485	49,500

Net asset value	$21.66	$14.34

Par Value	$0.10	$0.10

Shares authorized	2 billion	Unlimited

Class R
Net assets	$10,406,682	$363,081

Shares outstanding	562,059	34,451

Net asset value	$18.52	$10.54

Par Value	$0.10	$0.10

Shares authorized	100 million	Unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Operations

Year Ended June 30, 2019

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

INVESTMENT INCOME
Dividends — unaffiliated	$12,269,647	$3,187,401
Dividends — affiliated	132,473	13,203
Securities lending income — affiliated — net	24,020	9,709
Foreign taxes withheld	(715,936)	(368,883)

Total investment income	11,710,204	2,841,430

EXPENSES
Investment advisory	4,083,296	1,071,419
Service and distribution — class specific	1,487,423	307,915
Transfer agent — class specific	939,786	236,551
Custodian	337,023	108,583
Registration	91,305	77,422
Accounting services	82,195	40,247
Professional	70,429	84,217
Board realignment and consolidation	56,868	15,639
Printing	27,884	28,363
Directors and Officer	21,728	16,723
Offering cost	20,136	23,143
Miscellaneous	50,576	23,623

Total expenses	7,268,649	2,033,845
Less:
Fees paid indirectly	(173)	—
Fees waived and/or reimbursed by the Manager	(1,641,394)	(86,160)
Transfer agent fees waived and/or reimbursed — class specific	(702,568)	—

Total expenses after fees waived and/or reimbursed	4,924,514	1,947,685

Net investment income	6,785,690	893,745

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,274,260)	(21,870,952)
Investments — affiliated	1,604	(520)
Futures contracts	53,621	—
Foreign currency transactions	77,956	(603,737)

	(8,141,079)	(22,475,209)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	15,534,181	11,586,790
Investments — affiliated	59	3
Futures contracts	462,731	—
Foreign currency translations	6,455	(2,407)

	16,003,426	11,584,386

Net realized and unrealized gain (loss)	7,862,347	(10,890,823)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,648,037	$(9,997,078)

See notes to financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Global Fund, Inc.		BlackRock EuroFund
	Year Ended June 30,		Year Ended June 30,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,785,690	$6,739,571	$893,745	$2,819,244
Net realized gain (loss)	(8,141,079)	207,493,806	(22,475,209)	38,700,638
Net change in unrealized appreciation (depreciation)	16,003,426	(123,755,416)	11,584,386	(29,640,804)

Net increase (decrease) in net assets resulting from operations	14,648,037	90,477,961	(9,997,078)	11,879,078

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(3,311,041)	(63,529,516)	(859,624)	(1,693,589)
Investor A	(10,968,689)	(100,235,708)	(1,899,369)	(1,574,352)
Investor B	—	(83,314)	—	—
Investor C	(2,040,798)	(35,126,324)	(128,586)	(23,309)
Class K	(172,264)	—	(23,568)	—
Class R	(514,018)	(5,403,783)	(12,765)	(6,223)

Decrease in net assets resulting from distributions to shareholders	(17,006,810)	(204,378,645)	(2,923,912)	(3,297,473)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(98,451,408)	(143,788,659)	(72,780,593)	(127,199,184)

NET ASSETS(b)
Total decrease in net assets	(100,810,181)	(257,689,343)	(85,701,583)	(118,617,579)
Beginning of year	551,477,644	809,166,987	202,549,386	321,166,965

End of year	$450,667,463	$551,477,644	$116,847,803	$202,549,386

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 of Notes to Financial Statements for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc.

	Institutional

	Year Ended June 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$21.63	$25.83	$21.85	$25.78	$30.82

Net investment income(a)	0.36	0.29	0.11	0.04	0.08
Net realized and unrealized gain (loss)	0.43	2.82	4.15	(2.87)	(1.17)

Net increase (decrease) from investment operations	0.79	3.11	4.26	(2.83)	(1.09)

Distributions(b)
From net investment income	(0.32)	(0.37)	(0.28)	—	(0.11)
From net realized gain	(0.44)	(6.94)	—	(1.10)	(3.84)

Total distributions	(0.76)	(7.31)	(0.28)	(1.10)	(3.95)

Net asset value, end of year	$21.66	$21.63	$25.83	$21.85	$25.78

Total Return(c)
Based on net asset value	4.03%	12.43%	19.60%	(10.94)%	(2.45)%

Ratios to Average Net Assets
Total expenses	1.14%	1.16%	1.17%	1.07%	1.05%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.72%	0.88%	1.13%	1.07%	1.05%

Net investment income	1.72%	1.20%	0.47%	0.17%	0.29%

Supplemental Data
Net assets, end of year (000)	$87,759	$114,870	$258,047	$250,041	$265,841

Portfolio turnover rate	137%	189%	59%	73%	73%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Investor A

	Year Ended June 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$20.56	$24.85	$21.00	$24.90	$29.95

Net investment income (loss)(a)	0.30	0.25	0.01	(0.04)	(0.00	)(b)
Net realized and unrealized gain (loss)	0.40	2.67	3.99	(2.76)	(1.15)

Net increase (decrease) from investment operations	0.70	2.92	4.00	(2.80)	(1.15)

Distributions(c)
From net investment income	(0.27)	(0.27)	(0.15)	—	(0.06)
From net realized gain	(0.44)	(6.94)	—	(1.10)	(3.84)

Total distributions	(0.71)	(7.21)	(0.15)	(1.10)	(3.90)

Net asset value, end of year	$20.55	$20.56	$24.85	$21.00	$24.90

Total Return(d)
Based on net asset value	3.77%	12.10%	19.10%	(11.21)%	(2.74)%

Ratios to Average Net Assets
Total expenses	1.46%	1.53%	1.54%	1.42%	1.38%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.97%	1.16%	1.50%	1.42%	1.38%

Net investment income (loss)	1.48%	1.06%	0.06%	(0.20)%	(0.02)%

Supplemental Data
Net assets, end of year (000)	$289,752	$324,978	$395,690	$382,069	$474,107

Portfolio turnover rate	137%	189%	59%	73%	73%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Investor C

	Year Ended June 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$16.87	$21.45	$18.15	$21.86	$26.92

Net investment income (loss)(a)	0.11	0.04	(0.16)	(0.19)	(0.19)
Net realized and unrealized gain (loss)	0.34	2.31	3.46	(2.42)	(1.07)

Net increase (decrease) from investment operations	0.45	2.35	3.30	(2.61)	(1.26)

Distributions(b)
From net investment income	(0.09)	—	—	—	—
From net realized gain	(0.44)	(6.93)	—	(1.10)	(3.80)

Total distributions	(0.53)	(6.93)	—	(1.10)	(3.80)

Net asset value, end of year	$16.79	$16.87	$21.45	$18.15	$21.86

Total Return(c)
Based on net asset value	2.99%	11.23%	18.18%	(11.93)%	(3.53)%

Ratios to Average Net Assets
Total expenses	2.28%	2.34%	2.32%	2.22%	2.17%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.72%	1.95%	2.29%	2.22%	2.17%

Net investment income (loss)	0.65%	0.23%	(0.81)%	(1.01)%	(0.81)%

Supplemental Data
Net assets, end of year (000)	$52,125	$90,299	$135,507	$245,795	$318,616

Portfolio turnover rate	137%	189%	59%	73%	73%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Class K
	Year Ended June 30, 2019	Period from 01/25/18 (a) to 06/30/18

Net asset value, beginning of period	$21.63	$23.12

Net investment income(b)	0.41	0.29
Net realized and unrealized gain (loss)	0.39	(1.78)

Net increase (decrease) from investment operations	0.80	(1.49)

Distributions
From net investment income	(0.33)	—
From net realized gain	(0.44)	—

Total distributions	(0.77)	—

Net asset value, end of period	$21.66	$21.63

Total Return(c)
Based on net asset value	4.09%	(6.44	)%(d)

Ratios to Average Net Assets
Total expenses	1.03%	1.07	%(e)(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.66%	0.66	%(e)

Net investment income	1.98%	3.09	%(e)

Supplemental Data
Net assets, end of period (000)	$10,625	$4,616

Portfolio turnover rate	137%	189%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.07%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Class R

	Year Ended June 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$18.60	$23.07	$19.48	$23.27	$28.30

Net investment income (loss)(a)	0.21	0.17	(0.07)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	0.37	2.47	3.70	(2.58)	(1.09)

Net increase (decrease) from investment operations	0.58	2.64	3.63	(2.69)	(1.19)

Distributions(b)
From net investment income	(0.22)	(0.17)	(0.04)	—	(0.00	)(c)
From net realized gain	(0.44)	(6.94)	—	(1.10)	(3.84)

Total distributions	(0.66)	(7.11)	(0.04)	(1.10)	(3.84)

Net asset value, end of year	$18.52	$18.60	$23.07	$19.48	$23.27

Total Return(d)
Based on net asset value	3.52%	11.79%	18.67%	(11.54)%	(3.08)%

Ratios to Average Net Assets
Total expenses	1.79%	1.87%	1.92%	1.77%	1.73%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.22%	1.43%	1.88%	1.77%	1.73%

Net investment income (loss)	1.18%	0.80%	(0.33)%	(0.56)%	(0.39)%

Supplemental Data
Net assets, end of year (000)	$10,407	$16,716	$19,642	$21,091	$26,019

Portfolio turnover rate	137%	189%	59%	73%	73%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock EuroFund

	Institutional

	Year Ended June 30,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$15.06	$14.78	$13.25		$15.51	$16.68

Net investment income(a)	0.13	0.13	0.16	(b)	0.25	0.28
Net realized and unrealized gain (loss)	(0.45)	0.33	1.67		(2.28)	(1.00)

Net increase (decrease) from investment operations	(0.32)	0.46	1.83		(2.03)	(0.72)

Distributions from net investment income(c)	(0.34)	(0.18)	(0.30)		(0.23)	(0.45)

Net asset value, end of year	$14.40	$15.06	$14.78		$13.25	$15.51

Total Return(d)
Based on net asset value	(1.77)%	3.12%	14.14%		(13.22)%	(4.10)%

Ratios to Average Net Assets
Total expenses	1.23%	1.11%	1.10%		1.07%	1.00%

Total expenses after fees waived and/or reimbursed	1.17%	1.08%	1.10%		1.07%	1.00%

Net investment income	0.92%	0.87%	1.19	%(b)	1.72%	1.81%

Supplemental Data
Net assets, end of year (000)	$33,178	$43,686	$146,685		$162,627	$221,463

Portfolio turnover rate	153%	98%	93%		100%	117%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Investor A

	Year Ended June 30,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$14.78	$14.49	$12.98		$15.23	$16.37

Net investment income(a)	0.08	0.18	0.13	(b)	0.20	0.29
Net realized and unrealized gain (loss)	(0.44)	0.26	1.64		(2.23)	(1.03)

Net increase (decrease) from investment operations	(0.36)	0.44	1.77		(2.03)	(0.74)

Distributions from net investment income(c)	(0.31)	(0.15)	(0.26)		(0.22)	(0.40)

Net asset value, end of year	$14.11	$14.78	$14.49		$12.98	$15.23

Total Return(d)
Based on net asset value	(2.08)%	3.02%	13.92%		(13.41)%	(4.30)%

Ratios to Average Net Assets
Total expenses	1.45%	1.31%	1.32%		1.28%	1.22%

Total expenses after fees waived and/or reimbursed	1.39%	1.28%	1.32%		1.28%	1.22%

Net investment income	0.56%	1.19%	0.97	%(b)	1.46%	1.88%

Supplemental Data
Net assets, end of year (000)	$78,418	$149,540	$165,427		$178,374	$258,675

Portfolio turnover rate	153%	98%	93%		100%	117%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Investor C

	Year Ended June 30,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$10.36	$10.16	$9.17		$10.82	$11.76

Net investment income (loss)(a)	(0.02)	0.05	0.01	(b)	0.07	0.08
Net realized and unrealized gain (loss)	(0.31)	0.18	1.15		(1.58)	(0.70)

Net increase (decrease) from investment operations	(0.33)	0.23	1.16		(1.51)	(0.62)

Distributions from net investment income(c)	(0.24)	(0.03)	(0.17)		(0.14)	(0.32)

Net asset value, end of year	$9.79	$10.36	$10.16		$9.17	$10.82

Total Return(d)
Based on net asset value	(2.82)%	2.27%	12.94%		(14.08)%	(5.09)%

Ratios to Average Net Assets
Total expenses	2.20%	2.08%	2.13%		2.09%	2.05%

Total expenses after fees waived and/or reimbursed	2.14%	2.04%	2.13%		2.09%	2.05%

Net investment income (loss)	(0.17)%	0.43%	0.14	%(b)	0.67%	0.70%

Supplemental Data
Net assets, end of year (000)	$4,179	$7,533	$8,038		$13,659	$18,021

Portfolio turnover rate	153%	98%	93%		100%	117%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Class K
	Year Ended June 30, 2019	Period from 01/25/18 (a) to 06/30/18

Net asset value, beginning of period	$15.08	$16.57

Net investment income(b)	0.14	0.26
Net realized and unrealized loss	(0.46)	(1.75)

Net decrease from investment operations	(0.32)	(1.49)

Distributions from net investment income(c)	(0.42)	—

Net asset value, end of period	$14.34	$15.08

Total Return(d)
Based on net asset value	(1.70)%	(8.99	)%(e)

Ratios to Average Net Assets
Total expenses	1.11%	0.98	%(f)(g)

Total expenses after fees waived and/or reimbursed	1.05%	0.95	%(f)

Net investment income	1.00%	3.86	%(f)

Supplemental Data
Net assets, end of period (000)	$710	$1,005

Portfolio turnover rate	153%	98%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.99%.

See notes to financial statements.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Class R

	Year Ended June 30,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$11.14	$10.96	$9.89		$11.66	$12.58

Net investment income (loss)(a)	(0.01)	0.09	0.05	(b)	0.11	0.12
Net realized and unrealized gain (loss)	(0.33)	0.18	1.24		(1.71)	(0.73)

Net increase (decrease) from investment operations	(0.34)	0.27	1.29		(1.60)	(0.61)

Distributions from net investment income(c)	(0.26)	(0.09)	(0.22)		(0.17)	(0.31)

Net asset value, end of year	$10.54	$11.14	$10.96		$9.89	$11.66

Total Return(d)
Based on net asset value	(2.66)%	2.46%	13.42%		(13.82)%	(4.68)%

Ratios to Average Net Assets
Total expenses	2.07%	1.81%	1.83%		1.72%	1.69%

Total expenses after fees waived and/or reimbursed	2.01%	1.77%	1.83%		1.72%	1.69%

Net investment income (loss)	(0.07)%	0.76%	0.54	%(b)	1.08%	1.03%

Supplemental Data
Net assets, end of year (000)	$363	$786	$1,017		$859	$1,122

Portfolio turnover rate	153%	98%	93%		100%	117%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Advantage Global Fund Inc., (the “Corporation”) and BlackRock EuroFund (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Board of Trustees of the Trust and the Board of Directors of the Corporation are referred to throughout this report as the “Board of Directors” or the “Board.” BlackRock Advantage Global Fund, Inc. is organized as a Maryland corporation. BlackRock EuroFund is organized as a Massachusetts business trust.

The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Global Fund, Inc.	Advantage Global	Diversified
BlackRock EuroFund	EuroFund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Investor A, Investor C, and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, each fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K(a) and Class R Shares	No	No		None
Investor A Shares	Yes	No	(b)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Commenced operations on January 25, 2018.
(b)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

On December 27, 2017, Advantage Global’s issued and outstanding Investor B Shares were converted into Investor A Shares, with the same relative aggregate net asset value (“NAV”) as the original shares held immediately prior to conversion.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of the Funds were valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Advantage Global
Barclays Capital Inc.	$283,707	$(283,707)	$—
Bofa Securities, Inc.	989,239	(986,466)	2,773
Citigroup Global Markets, Inc.	54,933	(54,933)	—
Credit Suisse Securities (USA) LLC	13,084	(13,084)	—
Goldman Sachs & Co	429,116	(429,116)	—
JP Morgan Securities LLC	1,019,846	(1,019,846)	—
National Financial Services LLC	1,116	(1,116)	—

	$2,791,041	$(2,788,268)	$2,773

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
EuroFund
Citigroup Global Markets, Inc.	$31,332	$(31,332)	$—

(a)

Cash collateral with a value of $2,910,059 and $31,890, has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

(b)

The market value of the loaned securities is determined as of June 30, 2019. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect and wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fee
Average Daily Net Assets	Advantage Global	EuroFund
First $1 Billion	0.85%	0.75%
$1 Billion — $3 Billion	0.80	0.71
$3 Billion — $5 Billion	0.77	0.68
$5 Billion — $10 Billion	0.74	0.65
Greater than $10 Billion	0.72	0.64

The Manager, with respect to EuroFund, entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as subadviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by EuroFund to the Manager.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

Distribution and Service Fees: The Funds entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Distribution Fees	Service Fees
Investor A	—%	0.25%
Investor C	0.75	0.25
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended June 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Class R	Total
Advantage Global	$748,726	$670,704	$67,993	$1,487,423
EuroFund	251,791	53,652	2,472	307,915

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2019, Advantage Global paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Advantage Global	$20	$1,579	$1,599

For the year ended June 30, 2019, EuroFund did not pay any amount to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended June 30, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage Global	$429	$7,058	$1,935	$49	$150	$9,621
EuroFund	1,458	3,383	241	12	18	5,112

For the year ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage Global	$121,990	$596,475	$181,209	$2,125	$37,987	$939,786
EuroFund	63,204	161,936	8,336	517	2,558	236,551

Other Fees: For the year ended June 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Investor A
Advantage Global	$4,309
EuroFund	217

For the year ended June 30, 2019, affiliates received CDSCs as follows:

	Investor A	Investor C
Advantage Global	$1,214	$562
EuroFund	1,912	764

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

For the year ended June 30, 2019, the amounts waived were as follows:

	Advantage Global	EuroFund
Amounts waived	$4,705	$446

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through October 31, 2019. The contractual agreement may be terminated

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

upon 90 days’ notice by a majority of the Independent Directors who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

The Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.06% of EuroFund’s average daily net assets. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. During the year ended June 30, 2019, the Manager waived $85,714 pursuant to this agreement.

For the year ended June 30, 2019, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage Global	$980	$3,093	$721	$56	$145	$4,995
EuroFund	394	1,173	62	9	6	1,644

With respect to Advantage Global, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K	Class R
Expense limitations	0.71%	0.96%	1.71%	0.66%	1.21%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through October 31, 2019, unless approved by the Board of the Corporation, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of Advantage Global. For the year ended June 30, 2019, the Manager waived and/or reimbursed $1,608,670, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees waived — class specific, in the Statements of Operations. For the year ended June 30, 2019, class specific waivers were as follows:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage Global	$74,853	$446,728	$147,674	$2,125	$31,188	$702,568

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse Advantage Global for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended June 30, 2019, the amount reimbursed to Advantage Global was $28,019.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On June 30, 2019, Advantage Global’s fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring June 30,
	2020	2021
Fund Level	$1,445,672	$1,608,670
Institutional	83,582	74,853
Investor A	400,595	446,728
Investor B	162	—
Investor C	164,101	147,674
Class K	—	2,125
Class R	33,591	31,188

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund , pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Bond Complex in a calendar year exceeded a specified threshold, each Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended June 30, 2019, each Fund paid BIM the following amounts for securities lending agent services:

	Advantage Global	EuroFund
Amounts for securities lending agent services.	$5,144	$1,902

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. EuroFund is currently permitted to borrow under the Interfund Lending Program. Advantage Global is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended June 30, 2019, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors or trustees. For the year ended June 30, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
EuroFund	$47,267,813	$—	$—

7.	PURCHASES AND SALES

For the year ended June 30, 2019, purchases and sales of investments and excluding short-term securities, were as follows:

	Advantage Global	EuroFund
Purchases	$640,812,582	$218,990,360
Sales	747,607,054	293,110,568

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended June 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of June 30, 2019, the following permanent differences, attributable to non-deductible expenses, were reclassified to the following accounts:

	Advantage Global	EuroFund
Paid-in capital	$(20,136)	$(23,143)
Accumulated earnings (loss)	20,136	23,143

The tax character of distributions paid was as follows:

		Advantage Global (a)	EuroFund
Ordinary income	06/30/19	$14,619,801	$2,923,912
	06/30/18	43,817,062	3,297,473
Long-term capital gains	06/30/19	2,387,009	—
	06/30/18	171,407,475	—

	06/30/19	$17,006,810	$2,923,912

	06/30/18	$215,224,537	$3,297,473

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of June 30, 2019, the tax components of accumulated net earnings (losses) were as follows:

	Advantage Global	EuroFund
Undistributed ordinary income	$4,780,263	$240,334
Capital loss carryforwards	(6,815,543)	(30,664,636)
Net unrealized gains (losses)(a)	28,846,831	12,790,494

	$26,811,551	$(17,633,808)

(a)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the timing and recognition of partnership income.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Global	EuroFund
Tax cost	$424,676,901	$103,664,939

Gross unrealized appreciation	$42,354,510	$15,764,751
Gross unrealized depreciation	(13,549,764)	(2,978,469)

Net unrealized appreciation	$28,804,746	$12,786,282

9.	BANK BORROWINGS

The Funds along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended June 30, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: The Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

EuroFund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 06/30/19		Year Ended 06/30/18
Advantage Global Fund, Inc.	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,232,648	$24,912,052	2,493,052	$64,282,041
Shares issued in reinvestment of distributions	159,143	3,133,521	2,231,724	47,625,004
Shares redeemed	(2,651,356)	(55,309,098)	(9,403,669)	(220,440,441)

Net decrease	(1,259,565)	$(27,263,525)	(4,678,893)	$(108,533,396)

Investor A
Shares sold and automatic conversion of shares	1,626,860	$32,489,716	1,048,150	$23,996,146
Shares issued from conversion(a)	—	—	14,836	307,412
Shares issued in reinvestment of distributions	538,218	10,069,960	4,464,856	90,725,938
Shares redeemed	(3,872,814)	(76,347,695)	(5,642,053)	(130,749,317)

Net decrease	(1,707,736)	$(33,788,019)	(114,211)	$(15,719,821)

Investor B(a)
Shares issued in reinvestment of distributions	—	$—	4,588	$83,214
Shares converted(a)	—	—	(16,626)	(307,412)
Shares redeemed and automatic conversion of shares	—	—	(315)	(7,222)

Net decrease	—	$—	(12,353)	$(231,420)

Investor C
Shares sold	113,130	$1,800,863	99,113	$1,909,907
Shares issued in reinvestment of distributions	124,565	1,913,305	1,955,492	32,734,953
Shares redeemed	(2,486,438)	(40,904,182)	(3,019,203)	(58,840,195)

Net decrease	(2,248,743)	$(37,190,014)	(964,598)	$(24,195,335)

			Period from 01/25/18 (b) to 06/30/18

Class K
Shares sold	363,428	$7,674,626	233,540	$5,093,029
Shares issued in reinvestment of distributions	8,407	165,540	—	—
Shares redeemed	(94,714)	(1,971,467)	(20,176)	(443,961)

Net increase	277,121	$5,868,699	213,364	$4,649,068

			Year Ended 06/30/18

Class R
Shares sold	112,045	$2,021,830	163,877	$3,396,206
Shares issued in reinvestment of distributions	30,451	514,018	293,684	5,403,788
Shares redeemed	(479,342)	(8,614,397)	(410,110)	(8,557,749)

Net increase (decrease)	(336,846)	$(6,078,549)	47,451	$242,245

Total Net Decrease	(5,275,769)	$(98,451,408)	(5,509,240)	$(143,788,659)

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

	Year Ended 06/30/19		Year Ended 06/30/18
EuroFund	Shares	Amount	Shares	Amount
Institutional
Shares sold	116,304	$1,632,133	663,248	$10,217,108
Shares issued in reinvestment of distributions	55,526	691,295	101,284	1,555,727
Shares redeemed	(767,404)	(10,555,926)	(7,790,508)	(119,474,736)

Net decrease	(595,574)	$(8,232,498)	(7,025,976)	$(107,701,901)

Investor A
Shares sold	329,601	$4,582,724	978,653	$14,902,810
Shares issued in reinvestment of distributions	131,602	1,608,202	94,217	1,420,802
Shares redeemed	(5,024,233)	(67,280,467)	(2,366,698)	(35,951,235)

Net decrease	(4,563,030)	$(61,089,541)	(1,293,828)	$(19,627,623)

Investor C
Shares sold	10,878	$104,553	162,042	$1,748,678
Shares issued in reinvestment of distributions	11,884	101,134	1,841	19,534
Shares redeemed	(323,337)	(3,029,797)	(227,340)	(2,427,305)

Net decrease	(300,575)	$(2,824,110)	(63,457)	$(659,093)

			Period from 01/25/18 (b) to 06/30/18

Class K
Shares sold	14,854	$200,174	71,266	$1,105,835
Shares issued in reinvestment of distributions	1,495	18,527	—	—
Shares redeemed	(33,530)	(459,486)	(4,585)	(70,699)

Net increase (decrease)	(17,181)	$(240,785)	66,681	$1,035,136

			Year Ended 06/30/18

Class R
Shares sold	8,938	$89,980	35,624	$411,637
Shares issued in reinvestment of distributions	1,394	12,765	535	6,094
Shares redeemed	(46,452)	(496,404)	(58,439)	(663,434)

Net decrease	(36,120)	$(393,659)	(22,280)	$(245,703)

Total Net Decrease	(5,512,480)	$(72,780,593)	(8,338,860)	$(127,199,184)

(a)	On December 27, 2017, Advantage Global’s Investor B Shares converted to Investor A Shares.
(b)	Commencement of operations.

As of June 30, 2019, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Class K
Advantage Global	8,651
EuroFund	12,070

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Distributions for the year ended June 30, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Advantage Global	Institutional	$(3,192,349)	$(60,337,167)
	Investor A	(3,732,983)	(96,502,725)
	Investor B (a)	—	(83,314)
	Investor C	—	(35,126,324)
	Class R	(129,667)	(5,274,116)
EuroFund	Institutional	(1,693,589)	—
	Investor A	(1,574,352)	—
	Investor C	(23,309)	—
	Class R	(6,223)	—

(a)	On December 27, 2017, Advantage Global’s Investor B Shares converted to Investor A Shares.

Undistributed net investment income as of June 30, 2018 was as follows:

Undistributed Net Investment Income
Advantage Global	$3,788,365
EuroFund	2,923,870

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	49

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors/Trustees of BlackRock Advantage Global Fund, Inc. and BlackRock EuroFund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage Global Fund, Inc. and BlackRock EuroFund (the “Funds”), including the schedules of investments, as of June 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

August 21, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended June 30, 2019, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Advantage Global Fund	EuroFund
Payable Date	11/28/18	12/07/18
Qualified Dividend Income for Individuals	79.67%	100%	(a)
Dividends Qualifying for the Dividend Received Deduction for Corporations	34.63%	—
Foreign Source Income	—	98.41%	(a)
Foreign Taxes Paid Per Share(b)	$—	$0.076067

(a)	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
(b)

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid

Additionally, Advantage Global Fund distributed long-term capital gains of $0.097482 per share to shareholders of record on November 26, 2018.

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement

The Board of Trustees of BlackRock EuroFund (“EuroFund”) met in person on April 17, 2019 and May 14-15, 2019 to consider the approval of the investment advisory agreement (the “EuroFund Advisory Agreement”) between EuroFund and BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Trustees of EuroFund also considered the approval of the sub-advisory agreement (the “EuroFund Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to EuroFund.

The Board of Directors of BlackRock Advantage Global Fund, Inc. (“Advantage Global Fund”) met in person on April 17, 2019 and May 14-15, 2019 to consider the approval of the investment advisory agreement (the “Advantage Global Fund Advisory Agreement”) between Advantage Global Fund and the Manager, its investment advisor.

Eurofund and Advantage Global Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The EuroFund Advisory Agreement, the EuroFund Sub-Advisory Agreement and the Advantage Global Fund Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of EuroFund and the Board of Directors of Advantage Global Fund are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 17, 2019 are referred to as the “April Meeting” and the meetings held on May 14-15, 2019 are referred to as the “May Meeting.”

Activities and Composition of the Boards

On the date of the May Meeting, each Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the pertinent Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the pertinent Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, each Board considers the continuation of the pertinent Agreement(s) on an annual basis. The Boards have four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Boards also have a fifth one-day meeting to consider specific information surrounding the renewal of the pertinent Agreement(s), each Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the pertinent Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the pertinent Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Boards, acting directly and through their committees, consider information that is relevant to their annual consideration of the renewal of the pertinent Agreement(s), including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Fund’s adherence to its applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the fees and expenses of each Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENT	51

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Boards as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded, with respect to the pertinent Fund, its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the nature and quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Fund’s Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of the applicable Fund. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of the pertinent Fund as compared to its Performance Peers. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board of Advantage Global Fund noted that for the one-, three- and five-year periods reported, the Advantage Global Fund ranked in the third, third, and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board noted

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

that, among other things, effective October 26, 2017, the Fund had undergone a change in its investment objective, as well as changes to its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Global SmallCap Fund, Inc. to BlackRock Advantage Global Fund, Inc.

The Board of EuroFund noted that for each of the one-, three- and five-year periods reported, the EuroFund ranked in the fourth quartile, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board noted that, among other things, effective October 23, 2018 the Fund had undergone changes in investment strategy and portfolio management team.

Each Board and BlackRock discussed BlackRock’s strategy for improving the pertinent Fund’s investment performance. Discussions covered topics such as performance attribution, the pertinent Fund’s investment personnel, and the resources appropriate to support the pertinent Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the applicable Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s estimated profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Boards thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to the applicable Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the applicable Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing the applicable Fund, to the Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement(s) and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board of EuroFund noted that EuroFund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the advisory fee payable by the Fund. The Board further noted that BlackRock and the Board had previously agreed to increase the existing voluntary advisory fee waiver. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

The Board of Advantage Global Fund noted that Advantage Global Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Boards each noted that the pertinent Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the pertinent Fund increases above certain contractually specified levels. The Boards noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the pertinent Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. Each Board also considered the extent to which the applicable Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENT	53

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of EuroFund, including the Independent Board Members, unanimously approved the continuation of the EuroFund Advisory Agreement between the Manager and the EuroFund for a one-year term ending June 30, 2020, and the EuroFund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to EuroFund for a one-year term ending June 30, 2020.

The Board of Advantage Global Fund, including the Independent Board Members, unanimously approved the continuation of the Advantage Global Fund Advisory Agreement between the Manager and Advantage Global Fund for a one-year term ending June 30, 2020.

Based upon their evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	38 RICs consisting of 182 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	38 RICs consisting of 182 Portfolios	None
Susan J. Carter 1956	Director (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	38 RICs consisting of 182 Portfolios	None
Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	38 RICs consisting of 182 Portfolios	None
Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	38 RICs consisting of 182 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	38 RICs consisting of 182 Portfolios	None
Robert M. Hernandez 1944	Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	38 RICs consisting of 182 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

DIRECTOR AND OFFICER INFORMATION	55

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	38 RICs consisting of 182 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	38 RICs consisting of 182 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	38 RICs consisting of 182 Portfolios	None
Joseph P. Platt 1947	Director (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	38 RICs consisting of 182 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	38 RICs consisting of 182 Portfolios	None
Claire A. Walton 1957	Director (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	38 RICs consisting of 182 Portfolios	None

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	124 RICs consisting of 292 Portfolios	None
John M. Perlowski (e) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	125 RICs consisting of 293 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

DIRECTOR AND OFFICER INFORMATION	57

Director and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Funds serve at the pleasure of the Board.

Further information about the Funds’ Directors and Officers is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock International Limited(a)

Edinburgh, EH3 8BL,

United Kingdom

Custodian

Brown Brothers

Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and

Trust Company

Boston, MA 02111

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For EuroFund only.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	59

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

NOK	Norwegian Krone

SGD	Singapore Dollar

USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

CVA	Certificaten Van Aandelen (Dutch Certificate)

GDR	Global Depositary Receipt

NVDR	Non-voting Depository Receipts

S&P	S&P Global Ratings

GLOSSARY OF TERMS USED IN THIS REPORT	61

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EGSC-6/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Robert M. Hernandez

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Global Fund, Inc.	$36,414	$37,638	$0	$2,000	$16,200	$16,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End

(b) Audit-Related Fees[1]	$0	$0

(c) Tax Fees[2]	$0	$0

(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

            The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

            Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Advantage Global Fund, Inc.	$16,200	$18,800

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Advantage Global Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage Global Fund, Inc.

Date: September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage Global Fund, Inc.

Date: September 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Advantage Global Fund, Inc.

Date: September 3, 2019